UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21910
                                                     ---------

                      Claymore Exchange-Traded Fund Trust 2
         -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
         -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               J. Thomas Futrell,
                   2455 Corporate West Drive, Lisle, IL 60532
         -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           --------------

                       Date of fiscal year end: August 31
                                                ---------

                   Date of reporting period: February 28, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:


SEMIANNUAL                      CLAYMORE EXCHANGE-TRADED FUND TRUST 2
    REPORT

February 28, 2010
(Unaudited)

                                 CLAYMORE ETFs
                              Access to Innovation

                                    [PHOTO]

YAO |   CLAYMORE/ALPHASHARES CHINA ALL-CAP ETF
EEN |   CLAYMORE/BNY MELLON EW EURO-PACIFIC LDRS ETF
CQQQ|   CLAYMORE CHINA TECHNOLOGY ETF
TAN |   CLAYMORE/MAC GLOBAL SOLAR ENERGY INDEX ETF
FAA |   CLAYMORE/NYSE ARCA AIRLINE ETF
CGW |   CLAYMORE S&P GLOBAL WATER INDEX ETF


                                                                Logo:CLAYMORE(R)

                                                                WWW.CLAYMORE.COM

                                                    ... YOUR ROAD TO THE LATEST,

                                           MOST UP-TO-DATE INFORMATION ABOUT THE

                                           CLAYMORE EXCHANGE-TRADED FUND TRUST 2

                               [PHOTO OF CLAYMORE]

CONTENTS
-------------------------------------------------------------
DEAR SHAREHOLDER                                         3

ECONOMIC AND MARKET OVERVIEW                             5

MANAGEMENT DISCUSSION OF FUND PERFORMANCE                7

FUND SUMMARY & PERFORMANCE                              14

OVERVIEW OF FUND EXPENSES                               21

PORTFOLIO OF INVESTMENTS                                23

STATEMENT OF ASSETS AND LIABILITIES                     32

STATEMENT OF OPERATIONS                                 34

STATEMENT OF CHANGES IN NET ASSETS                      36

FINANCIAL HIGHLIGHTS                                    38

NOTES TO FINANCIAL STATEMENTS                           44

SUPPLEMENTAL INFORMATION                                49

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF THE
INVESTMENT ADVISORY AGREEMENT                           50

TRUST INFORMATION                                       55

ABOUT THE TRUST ADVISER                            Back Cover


The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM, you will find:

o Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

o    Investor guides and fund fact sheets.

o Regulatory documents including a prospectus and copies of shareholder reports.

Claymore Securities is constantly updating and expanding shareholder information services on each Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

2 | Semiannual Report | February 28, 2010

Claymore Exchange-Traded Fund Trust 2 |

Dear SHAREHOLDER |

As investment adviser, Claymore Advisors, LLC ("Claymore" or the "Adviser") is pleased to present the semiannual shareholder report for six of our exchange-traded funds ("ETFs" or "Funds"). This report covers performance of these funds for the six months ended February 28, 2010.

The six ETFs covered in this report are:

     o Claymore/AlphaShares China All-Cap ETF (ticker:"YAO"), a new Fund with an inception date of October 19, 2009

     o    Claymore/BNY Mellon EW Euro-Pacific LDRs ETF (ticker:"EEN")

     o Claymore China Technology ETF (ticker:"CQQQ"), a new Fund with an inception date of December 8, 2009

     o    Claymore/MAC Global Solar Energy Index ETF (ticker:"TAN")

     o    Claymore/NYSE Arca Airline ETF (ticker:"FAA")

     o    Claymore/S&P Global Water Index ETF (ticker:"CGW")


The investment objective of each Fund is to seek investment results that correspond generally to the performance, before each Fund's fees and expenses, of its respective underlying index as named in its prospectus.

On October 15, 2009, Guggenheim Partners, LLC, ("Guggenheim"), a global diversified financial services firm, and Claymore Group Inc., parent of the Adviser to each of the Funds, announced the completion of a previously announced merger. The closing of the transaction took place on October 14, 2009. This transaction resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction has not affected the daily operations of the Funds or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the consummation of this transaction resulted in the automatic termination of the Advisory Agreement for funds that were in existence prior to the date of this transaction. The Claymore/AlphaShares China All-Cap ETF ("YAO") and Claymore China Technology ETF ("CQQQ") were incepted after closing of this transaction and therefore their advisory agreement was not affected. Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Trust and the Adviser (the "Interim Advisory Agreement") with an initial expiration date of March 12, 2010. With respect to Claymore/MAC Global Solar Energy Index ETF, the term of the Interim Advisory Agreement was extended until the earlier of (a) April 27, 2010 or (b) the approval of a new investment advisory agreement by the shareholders of the Fund. The terms and conditions of the Interim Advisory Agreement continued in effect through April 27, 2010 without change, except that the Adviser did not receive any compensation or reimbursement of its costs for services provided to the Fund under the Interim Advisory Agreement during this extension period. On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between the Trust and the Adviser (the "New Advisory Agreement") and recommended that the New Advisory Agreement be submitted to the shareholders of each Fund for their approval.

                                       Semiannual Report | February 28, 2010 | 3

Claymore Exchange-Traded Fund Trust 2 | DEAR SHAREHOLDER continued

The New Advisory Agreement took effect with respect to a Fund upon its approval by the shareholders of such Fund and has an initial term of one year. Thereafter, the New Advisory Agreement will continue in effect only if its continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Advisory Agreement and those of the Advisory Agreement.

The shareholders of Claymore S&P Global Water Index ETF ("CGW"), Claymore/BNY Mellon EW Euro-Pacific LDRS ETF ("EEN"), Claymore/NYSE Arca Airline ETF ("FAA") and Claymore/MAC Global Solar Energy Index ETF ("TAN") approved the New Advisory Agreement on February 18, 2010, March 2, 2010, March 12, 2010 and April 27, 2010, respectively, on behalf of each Fund. Because Claymore/AlphaShares China All-Cap ETF ("YAO") and Claymore China Technology ETF ("CQQQ") were incepted after the date of the closing, their advisory agreement was not affected; thus, a shareholder vote was not required.

We consider the merger with Guggenheim to be a tremendous opportunity for Claymore and our clients. As part of a platform as strong and significant as Guggenheim Partners, we will be able to continue developing our unique investment products for financial advisors and individual investors. Claymore remains committed to providing investors with innovative index-strategy-driven investment solutions, and we currently offer ETFs with a wide range of domestic and global themes. We have partnered with a diverse group of index providers to create some of the most distinctive ETFs available. The index providers design indices using defined selection methodologies in the creation of their indices. Unlike ETFs that track traditional indices representing broad market participation, the indices that many of Claymore's U.S.-listed ETFs track or sample from seek to capture the investment potential of unique strategies. We believe that a strategy-driven, quantitative process provides a disciplined investment approach to help meet long-term investment goals.

To learn more about economic and market conditions over the last six months and the performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, beginning on page 7.

Sincerely,

/s/ J. Thomas Futrell

J. Thomas Futrell

Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2

4 | Semiannual Report | February 28, 2010

Claymore Exchange-Traded Fund Trust 2

Economic and Market OVERVIEW |

During the six-month period ended February 28, 2010, capital markets continued to recover from the extreme dislocations experienced by financial markets in 2008 and early 2009. The Standard & Poor's 500 Index, which is generally regarded as an indicator of the U.S. stock market, returned 9.32% for the six months ended February 28, 2010. Among international equity markets, emerging markets were generally much stronger than developed markets: the return of the Morgan Stanley Capital International ("MSCI") Emerging Market Index, which measures market performance in global emerging markets, was 12.19%, while the MSCI Europe-Australasia-Far East Index ("EAFE") Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 0.72% . The MSCI World Index, which measures the overall performance of world equity markets, returned 5.21% for the period.

Returns were positive in the bond market, with lower quality issues performing better than the securities with the highest credit ratings, reflecting investors' increasing willingness to embrace credit risk. The Barclays Capital U.S. Aggregate Bond Index, which measures the return of the investment grade rated segment of the U.S. bond market, returned 3.19% for the six months ended February 28, 2010. The return of the Barclays U.S. Corporate High Yield Index, which measures performance of high yield bonds, often referred to as "junk bonds," was 13.86% . The Barclays U.S. Treasury Composite Index, which measures performance of U.S. Treasury notes with a variety of maturities, returned 1.44% .. Reflecting the Federal Reserve Board's (the "Fed") highly accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years: return of the Barclays U.S. Treasury Bill 1-3 Months Index was 0.04% for the period.

The economic recovery that began in the second half of 2009 seems to be solidifying, driven largely by aggressive government stimulus and the rebuilding of business inventories. The Fed has indicated that it will keep short-term rates near zero until they are confident that the economy is progressing toward a self-sustaining recovery.

Because the U.S. economy is driven to a great extent by consumer activity, improvement in the labor markets appears to be essential for a sustained recovery, and recent reports indicate that employment measures may soon turn positive. Following a deep recession, there is considerable pent-up demand, as households need to replace durable goods such as appliances and automobiles and businesses need to replenish depleted stocks of capital equipment. Reports on retail sales in early 2010 suggest that consumers are growing more confident. The housing market appears to have stabilized, although recovery will likely be constrained by excess supply. Recent corporate earnings have been strong, with most companies in the S&P 500 exceeding expectations. Households and financial institutions have made progress in repairing their balance sheets, and some recipients of government funds under the Troubled Asset Relief Program (TARP)

                                       Semiannual Report | February 28, 2010 | 5

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 | ECONOMIC AND MARKET OVERVIEW continued

have begun to repay. Capital spending has begun to revive, though the reluctance of some financial institutions to lend could delay the recovery process.

World economies also appear to be recovering from a severe economic and financial crisis, with particular strength in emerging Asian markets. Improving economies of trading partners have led to a rebound in U.S. exports, though fiscal problems in Europe and potential strengthening of the U.S. dollar pose risks to continued growth.

INDEX DEFINITIONS:

All indices described below are unmanaged and it is not possible to invest directly in any index.

THE MSCI WORLD INDEX is a float-adjusted capitalization weighted index created by Morgan Stanley Capital International to measure equity market performance throughout the world.

THE MSCI EAFE INDEX is a capitalization-weighted measure of stock markets in 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translated into U.S. dollars using the London close foreign exchange rates.

6 | Semiannual Report | February 28, 2010

Claymore Exchange-Traded Fund Trust 2 |

Management Discussion of FUND PERFORMANCE |

YAO | Claymore/AlphaShares China All-Cap ETF

--------------------------------------------------------------------------------
FUND OVERVIEW
THE CLAYMORE/ALPHASHARES CHINA ALL-CAP ETF, NYSE ARCA TICKER: YAO
(the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the AlphaShares China All-Cap Index (the "China Index" or the "Index").

The Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies based in mainland China. The Index was created by AlphaShares, LLC ("AlphaShares" or the "Index Provider") and is maintained by Standard & Poor's (the "Index Administrator"). The Index methodology is published at www.alphashares.com. The Index will include equity securities of companies of all capitalizations, as defined by AlphaShares. The Fund will at all times invest at least 80% of its total assets in common stock, American depositary receipts ("ADRs"), American depositary shares ("ADSs"), global depositary receipts ("GDRs") and international depositary receipts ("IDRs") that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE
All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. This report discusses the abbreviated semiannual fiscal period from the Fund's inception date of October 19, 2009, through February 28, 2010.

On a market price basis, the Fund generated a total return of -3.67%, representing a change in market price to $23.91 on February 28, 2010, from $24.82 at inception. On an NAV basis, the Fund generated a total return of -3.59%, representing a change in NAV to $23.93 on February 28, 2010, from $24.82 at inception. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the AlphaShares China All-Cap Index returned -3.31% and the MSCI China Index returned -4.31% for the same period.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION
For the abbreviated semiannual period from the Fund's inception date through February 28, 2010, the consumer staples sector made the strongest contribution to return, followed by the information technology sector. The financials sector was the greatest detractor from return, followed by the energy sector.

Positions that contributed most significantly to performance included Baidu, Inc., a Chinese-language Internet search provider; Ctrip.com International Ltd., a travel service provider for hotel accommodations, airline tickets and packaged tours in China; and Yanzhou Coal Mining Co. Ltd., which mines, processes and transports coal (2.7%, 1.0% and 0.8%, respectively, of total investments at period end). Positions that detracted most significantly from performance included Bank of China Ltd., one of China's four state-owned banks ; PetroChina Co. Ltd., an oil and gas producer; and China Construction Bank Corp., also one of China's big four banks (4.8%, 4.6% and 4.7%, respectively, of total investments at period end).

                                       Semiannual Report | February 28, 2010 | 7

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued


EEN | Claymore/BNY Mellon EW Euro-Pacific LDRs ETF

--------------------------------------------------------------------------------
FUND OVERVIEW
THE CLAYMORE/BNY MELLON EW EURO-PACIFIC LDRS ETF, NYSE TICKER: EEN
(the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called BNY Mellon Euro-Pacific Select ADR Index (the "Euro-Pacific Index" or the "Index").

The Index is comprised of American depositary receipts ("ADRs"), global depositary receipts ("GDRs"), New York Shares and Global Registered Shares traded on the New York Stock Exchange ("NYSE"), Nasdaq Stock Market ("NASDAQ") and the NYSE Alternext US Exchange. Index constituents are selected, based on liquidity, from a universe of all U.S.-listed ADRs, GDRs, New York Shares and Global Registered Shares of developed countries in Europe and Asia-Pacific, as determined by BNY Mellon (the "Index Provider"). BNY Mellon generally follows the World Bank's classification as low-income, middle-income, or high-income in determining which markets qualify as developed markets. Developed markets are those markets classified as high-income, with some high income countries excluded due to the nature of their stock market. As of February 28, 2010, the Euro-Pacific Index consisted of 119 securities ranging in capitalization from $786 million to $192 billion, which includes small-, mid-, and large-capitalization stocks as defined by the Index Provider. The Index is weighted based on an equal-weighted methodology whereby each constituent receives an equal weight at each rebalance. The Fund will at all times invest at least 80% of its total assets in ADRs, GDRs, New York Shares and Global Registered Shares that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index (including underlying stocks in respect of ADRs, GDRs, New York Shares or Global Registered Shares that comprise the Index).The Fund will also normally invest at least 80% of its total assets in securities of issuers from Europe and Asia-Pacific countries. The Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE
All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2010.

On a market price basis, the Fund generated a total return of 1.91%, representing a change in market price to $17.22 on February 28, 2010, from $17.08 on August 31, 2009. On an NAV basis, the Fund generated a total return of 3.13%, representing a change in NAV to $17.37 on February 28, 2010, from $17.03 on August 31, 2009. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index broad market comparison purposes, the Euro-Pacific Index returned 3.13%, and the MSCI EAFE Index returned 0.72% for the same period.

The Fund made an annual distribution of $0.2000 per share on December 31, 2009 to shareholders of record on December 29, 2009.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION
For the six-month period ended February 28, 2010, the information technology sector made the strongest contribution to return, followed by the materials sector. The financials sector was the greatest detractor from return; the telecommunication services sector also detracted.

Positions that contributed most significantly to performance included Aixtron AG, a German company that provides deposition equipment to the semiconductor industry; Acergy S.A., a British contractor that provides seabed-to-surface engineering and construction services to the offshore oil and gas industry; and CNH Global NV, a Dutch marketer of agricultural and construction equipment (0.7%, 0.9% and 0.9%, respectively, of total investments at period end). Positions that detracted most significantly from performance included two Irish banks, Allied Irish Banks PLC and The Governor & Co. of the Bank of Ireland, and a Greek bank, National Bank of Greece SA (0.6%, 0.6% and 0.6%, respectively, of total investments at period end).

8 | Semiannual Report | February 28, 2010

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

CQQQ | Claymore China Technology ETF

--------------------------------------------------------------------------------
FUND OVERVIEW
THE CLAYMORE CHINA TECHNOLOGY ETF, NYSE ARCA TICKER: CQQQ (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the AlphaShares China Technology Index (the "Index").

The Index is designed to measure and monitor the performance of the universe of publicly-traded companies based in mainland China, Hong Kong or Macau that are in the Information Technology Sector, as defined by Standard & Poor's Global Industry Classification Standard ("GICS"), and are open to foreign investment. The Index was created by AlphaShares, LLC ("AlphaShares" or the "Index Provider") and is maintained by Standard & Poor's (the "Index Administrator"). The Index includes equity securities of companies of all categories of market capitalizations, as defined by AlphaShares. The Index may include Hong Kong listed securities, including China H-shares and Red Chips. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Red Chip shares are issued by companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. The Index may also include N-Shares, which are issued by companies based in mainland China and listed on the NYSE Arca or NASDAQ. The Index will not include China A-Shares (which are subject to substantial restrictions on foreign investment) or China B-Shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange. The Fund will at all times invest at least 80% of its total assets in common stock, American depositary receipts ("ADRs"), American depositary shares ("ADSs"), global depositary receipts ("GDRs") and international depositary receipts ("IDRs") that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE
All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. This report discusses the abbreviated semiannual fiscal period from the Fund's inception date of December 8, 2009, through February 28, 2010.

On a market price basis, the Fund generated a total return of 3.07%, representing a change in market price to $25.83 on February 28, 2010, from $25.06 at inception. On an NAV basis, the Fund generated a total return of 2.31%, representing a change in NAV to $25.64 on February 28, 2010, from $25.06 at inception. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the AlphaShares China Technology Index returned 2.72% and the MSCI China Index returned -9.05% for the same period.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION
Essentially all of the Fund's investments are in information technology businesses and are classified in the information technology sector. For the abbreviated semiannual period from the Fund's inception date through February 28, 2010, the information technology sector experienced a positive return.

Positions that contributed most significantly to performance included Semiconductor Manufacturing International Corp., a Hong Kong company engaged in the computer-aided design, manufacturing, packaging, testing and trading of integrated circuits and other semiconductor services; Baidu, Inc., ADR, a Chinese-language Internet search provider; and NetEase.com, Inc., ADR, which operates an interactive online community in China and is a provider of Chinese language content and services (5.0%, 8.9% and 7.7%, respectively, of total investments at period end). Positions that detracted most significantly from performance included BYD Co., Ltd., a Chinese manufacturer of rechargeable batteries, automobiles and related products, handset components, liquid crystal displays and other electronic products; AsiaInfo Holdings, Inc., a provider of telecommunications software solutions and information technology security products and services in China; and Shanda Interactive Entertainment Ltd., ADR, an interactive entertainment media company based in Shanghai (6.2%, 2.3% and 3.8%, respectively, of total investments at period end).

                                       Semiannual Report | February 28, 2010 | 9

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

TAN | Claymore/MAC Global Solar Energy Index ETF

--------------------------------------------------------------------------------
FUND OVERVIEW
THE CLAYMORE/MAC GLOBAL SOLAR ENERGY INDEX ETF, NYSE ARCA TICKER: TAN (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the MAC Global Solar Energy Index (the "Global Solar Index" or the "Index").

The Index is comprised of approximately 30 securities selected based on the relative importance of solar power within the company's business model, as determined by MAC Indexing LLC ("MAC" or the "Index Provider"). As of February 28, 2010, the market capitalization of securities included in the Index ranged from approximately $81.6 million to $9 billion, with an average market capitalization of approximately $1.3 billion. The Index is designed to track companies within the following business segments of the solar energy industry: companies that produce solar power equipment and products for end-users; companies that produce fabrication products (such as the equipment used by solar cell and module producers to manufacture solar power equipment) or services (such as companies specializing in the solar cell manufacturing or the provision of consulting services to solar cell and module producers) for solar power equipment producers; companies that supply raw materials or components to solar power equipment producers or integrators; companies that derive a significant portion of their business (as defined in the Fund prospectus under "Index Methodology") from solar power system sales, distribution, installation, integration or financing; and companies that specialize in selling electricity derived from solar power. The Index is generally comprised of equity securities, including American depositary receipts ("ADRs") and global depositary receipts ("GDRs"), traded in developed markets, as defined by the Index Provider. While the equity securities comprising the Index are traded in developed markets, the issuers of such securities may be located in emerging markets. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund will at all times invest at least 90% of its total assets in common stock, ADRs and GDRs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE
All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2010.

On a market price basis, the Fund generated a total return of -8.92%, representing a change in market price to $7.76 on February 28, 2010, from $8.52 on August 31, 2009. On an NAV basis, the Fund generated a total return of -9.30%, representing a change in NAV to $7.80 on February 28, 2010, from $8.60 on August 31, 2009. At the end of the period the Fund's shares were trading at a slight market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Global Solar Index returned -9.04% and the MSCI World Index returned 5.21% for the same period.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION
The Fund's holdings are concentrated in the industrials sector, with more than 80% of total investments categorized as such; the remaining holdings are in the information technology sector. For the six-month period ended February 28, 2010, both sectors detracted from return; the industrials sector was the greatest detractor.

Positions that contributed most significantly to performance included Trina Solar Ltd., an integrated solar-power products manufacturer based in China; SMA Solar Technology AG, a German solar technology company that develops, produces and sells inverters and monitoring systems for photovoltaic applications; and JA Solar Holdings Co. Ltd., a Chinese company engaged in the development, production and marketing of photovoltaic solar cells (5.7%, 4.3% and 4.4%, respectively, of total investments at period end). Positions that detracted most significantly from performance included Renewable Energy Corp. ASA, a Norwegian company that produces silicon materials for photovoltaic applications and multicrystalline wafers, as well as solar cells and modules; SolarWorld AG, a German company that operates in the photovoltaic sector; and Q-Cells SE, a German producer of monocrystalline and multicrystalline silicon-based solar cells (3.9%, 4.2% and 3.1%, respectively, of total investments at period end).

10 | Semiannual Report | February 28, 2010

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

FAA | Claymore/NYSE Arca Airline ETF

--------------------------------------------------------------------------------
FUND OVERVIEW
THE CLAYMORE/NYSE ARCA AIRLINE ETF, NYSE ARCA TICKER: FAA (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the NYSE Arca Global
Airline Index (the "Airline Index" or the "Index").

The Index is a modified equal-dollar weighted index designed to measure the performance of highly capitalized and liquid U.S. and international passenger airline companies identified as being in the airline industry and listed on developed and emerging global market exchanges. Archipelago Holdings Inc. ("Arca" or the "Index Provider"), an affiliate of NYSE Euronext, Inc., defines "developed markets" as countries with western-style legal systems, transparent financial rules for financial reporting and sophisticated, liquid and accessible stock exchanges with readily-exchangeable currencies. As of February 28, 2010, the market capitalization of stocks included in the Index ranged from approximately $650 million to $12.6 billion, which includes small-, mid- and large-capitalization stocks as defined by the Index Provider. The Fund will at all times invest at least 80% of its total assets in common stock, American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE
All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2010. On a market price basis, the Fund generated a total return of 37.55%, representing a change in market price to $33.15 on February 28, 2010, from $24.10 on August 31, 2009. On an NAV basis, the Fund generated a total return of 39.30%, representing a change in NAV to $33.00 on February 28, 2010, from $23.69 on August 31, 2009. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. For underlying index and broad market comparison purposes, the Airline Index returned 41.27% and the MSCI World Index returned 5.21% for the same period. The Fund underperformed the Index during this period in-part because it employed a degree of sampling, which means that the Adviser purchased a sample of the securities included in the Index in proportions expected by the Adviser to replicate generally the performance of the Index as a whole. The Adviser, in this case, utilized sampling to remain in compliance with diversification rules applicable for registered investment companies.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION
Essentially all of the Fund's holdings are classified in the industrials sector, which positively contributed to returns for the six months ended February 28, 2010. Positions that contributed most significantly to performance included three U.S.-based airline companies or their parent companies: Delta
Air Lines, Inc.; AMR Corp., parent of American Airlines; and Southwest Airlines Co. (15.1%, 3.7% and 15.0%, respectively, of total investments at period end). Positions that detracted most significantly from performance included two Japanese airline companies, Japan Airlines (not held in the portfolio at period end) and All Nippon Airways Co. Ltd., and one U.S.-based airline company, AirTran Holdings, Inc. (4.5% and 3.4%, respectively, of total investments at period end).

                                      Semiannual Report | February 28, 2010 | 11

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

CGW | Claymore S&P Global Water Index ETF

--------------------------------------------------------------------------------
FUND OVERVIEW
THE CLAYMORE S&P GLOBAL WATER INDEX ETF, NYSE ARCA TICKER: CGW
(the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the S&P Global Water Index (the "Water Index" or the "Index").

The Index is comprised of approximately 50 equity securities selected, based on investment and other criteria, from a universe of companies listed on global developed market exchanges. S&P generally defines "developed markets" as the capital markets of those countries with high levels of per capita income and strict market regulation resulting in greater transparency. The universe of companies includes all companies classified by Standard & Poor's Global Industry Classifications as being associated (in a manner representing a major component of such companies' business) with the global demand for water, including water utilities, infrastructure, equipment, instruments and materials. Capitalizations of securities in the Index must be at least $250 million at the time of each reconstitution, which includes small-, mid-, and large-capitalization securities as defined by S&P. The companies in the universe are selected using criteria as identified by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). The Fund will at all times invest at least 90% of its total assets in common stock and American depositary receipts ("ADRs") that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE
All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2010.

On a market price basis, the Fund generated a total return of 4.78%, representing a change in market price to $17.55 on February 28, 2010, from $16.93 on August 31, 2009. On an NAV basis, the Fund generated a total return of 5.52%, representing a change in NAV to $17.62 on February 28, 2010, from $16.88 on August 31, 2009. At the end of the period the Fund's shares were trading at a small market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Water Index returned 5.89% and the MSCI World Index returned 5.21% for the same period.

The Fund made an annual distribution of $0.2000 per share on December 31, 2009 to shareholders of record on December 29, 2009.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION
The Fund's holdings are concentrated in the industrials and utilities sectors, in which more than 80% of total investments are categorized. Both of these sectors had positive returns for the six months ended February 28, 2010. The utilities sector contributed more to return than the industrials sector. In addition, the materials sector, which represents less than 10% of the Fund's holdings, made a significant contribution to the Fund's return based upon returns exceeding 20% from this sector.

Positions that contributed most significantly to performance included Nalco Holding Company, which provides integrated water treatment and process improvement services for industrial and institutional applications; Geberit AG, a Swiss provider of solutions for sanitary technology applications; and Danaher Corp., a manufacturer of industrial and consumer products; (4.5%, 10.4% and 5.2%, respectively, of total investments at period end). Positions that detracted most significantly from performance included Kurita Water Industries Ltd., a Japanese provider of water treatment-related products, technology and maintenance services; Tetra Tech Inc., a provider of consulting, engineering, program management, construction and technical services focusing on resource management, infrastructure and the environment; and Veolia Environnement S.A., a French provider of environmental services to the water and waste industries (4.5%, 1.8% and 7.9%, respectively, of total investments at period end).

12 | Semiannual Report | February 28, 2010

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

--------------------------------------------------------------------------------
RISKS AND OTHER CONSIDERATIONS
The views expressed in this report reflect those of the portfolio managers and Claymore Advisors only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the funds and it is not soliciting an offer to buy securities of the Funds. There can be no assurance that the funds will achieve their investment objectives. Below are some general risks and considerations associated with investing in an ETF and may not apply to each of the ETFs listed in the report. Please refer to the individual ETF prospectus for a more detailed discussion of the fund-specific risks and considerations.

INVESTMENT RISK. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

EQUITY RISK.This includes the risk that the value of the securities held by the funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the funds participate, or factors relating to specific companies in which the funds invest.

FOREIGN INVESTMENT RISK.The funds' investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the funds' investments or prevent the funds from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the funds have invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

EMERGING MARKETS RISK: Investment in securities of issuers based in developing or "emerging market" countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

INDUSTRY RISK. To the extent that any funds focus their investments in a particular industry or group of related industries, the NAV of the funds will be more susceptible to factors affecting that industry or sector.

MICRO-, SMALL AND MEDIUM-SIZED COMPANY RISK: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Micro-cap companies may be newly formed, less developed and there may be less available information about the company.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, these funds are not "actively" managed. Therefore, they won't necessarily sell a security because the security's issuer was in financial trouble unless that stock is removed from the index.

NON-CORRELATION RISK: The funds' return may not match the return of the index for a number of reasons. For example, the fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the funds' securities holdings to reflect changes in the composition of the Index. The funds may not be fully invested at times, either as a result of cash flows into the funds or reserves of cash held by the funds to meet redemptions and expenses. If the funds utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the index with the same weightings as the index.

ISSUER-SPECIFIC CHANGES: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

NON-DIVERSIFIED FUND RISK.The funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the funds will continue to be met or will remain unchanged.

In addition to the risks described above, there are certain other risks related to investing in the funds. These risks are described further in the Prospectus and Statement of Additional Information.

                                      Semiannual Report | February 28, 2010 | 13

Claymore Exchange-Traded Fund Trust 2 |

Fund SUMMARY & PERFORMANCE | AS OF FEBRUARY 28, 2010 (unaudited)

YAO | Claymore/AlphaShares China All-Cap ETF

FUND STATISTICS
------------------------------------------------------
Share Price                                   $23.91
Net Asset Value                               $23.93
Premium/Discount to NAV                       -0.08%
Net Assets ($000)                            $74,177
------------------------------------------------------

TOTAL RETURNS
------------------------------------------------------
(INCEPTION 10/19/09)                   SINCE INCEPTION
------------------------------------------------------
Claymore/AlphaShares China All-Cap ETF
  NAV                                         -3.59%
  Market                                      -3.67%
------------------------------------------------------
AlphaShares China All-Cap Index               -3.31%
------------------------------------------------------
MSCI China Index                              -4.31%
------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund's annual operating expense ratio of 0.70% is expressed as a unitary fee and covers all expenses of the Fund, except for the fee payments under the investment advisory agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Since inception returns assume a purchase of the Fund at the initial share price of $24.82 per share for share price returns or initial net asset value
(NAV) of $24.82 per share for NAV returns. Returns for periods of less than one year are not annualized.


PORTFOLIO BREAKDOWN %              OF NET ASSETS
------------------------------------------------
Financials                                 31.5%
Energy                                     17.5%
Information Technology                     11.7%
Industrials                                10.7%
Telecommunication Services                  8.4%
Consumer Discretionary                      6.5%
Materials                                   6.3%
Consumer Staples                            4.8%
Utilities                                   1.5%
Health Care                                 1.1%
-------------------------------------------------
Total Investments                         100.0%
Liabilities in excess of Other Assets     (0.0%*)
-------------------------------------------------
Net Assets                                100.0%
-------------------------------------------------
*Less than 0.1%


                                        % OF TOTAL
COUNTRY BREAKDOWN                      INVESTMENTS
--------------------------------------------------
China                                      99.6%
Singapore                                   0.4%
--------------------------------------------------

                                        % OF TOTAL
CURRENCY DENOMINATION                  INVESTMENTS
--------------------------------------------------
Hong Kong Dollar                           91.6%
United States Dollar                        8.0%
Singapore Dollar                            0.4%
--------------------------------------------------

                                        % OF TOTAL
TOP TEN HOLDINGS                       INVESTMENTS
--------------------------------------------------
China Mobile Ltd.                           5.7%
CNOOC Ltd.                                  4.9%
Bank of China Ltd.                          4.8%
China Life Insurance Co. Ltd.               4.7%
China Construction Bank Corp.               4.7%
PetroChina Co. Ltd.                         4.6%
Industrial & Commercial Bank of China       4.6%
Tencent Holdings Ltd.                       3.0%
Baidu, Inc., ADR                            2.7%
China Petroleum & Chemical Corp.            2.6%
--------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

14 | Semiannual Report | February 28, 2010

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

EEN | Claymore/BNY Mellon EW Euro-Pacific LDRs ETF


FUND STATISTICS
-----------------------------------------------------------------
Share Price                                              $17.22
Net Asset Value                                          $17.37
Premium/Discount to NAV                                  -0.86%
Net Assets ($000)                                        $4,378
-----------------------------------------------------------------

TOTAL RETURNS
-----------------------------------------------------------------
                                                  SINCE INCEPTION
(INCEPTION 3/1/07)      SIX MONTH        ONE YEAR   (ANNUALIZED)
-----------------------------------------------------------------
Claymore/BNY Mellon EW
Euro-Pacific LDRs ETF
  NAV                       3.13%          64.14%        -7.76%
  Market                    1.91%          62.56%        -8.03%
-----------------------------------------------------------------
The Bank of New York Mellon Euro-Pacific
  Select ADR Index          3.13%          64.54%(1)     -6.77%(1)
-----------------------------------------------------------------
MSCI EAFE Index             0.72%          54.58%        -8.12%
-----------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund's annual operating expense ratio of 0.35% is expressed as a unitary fee and covers all expenses of the Fund, except for the fee payments under the investment advisory agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Since inception returns assume a purchase of the Fund at the initial share price of $24.15 per share for share price returns or initial net asset value
(NAV) of $24.15 per share for NAV returns. Returns for periods of less than one year are not annualized.

                           % OF TOTAL
COUNTRY BREAKDOWN         INVESTMENTS
--------------------------------------
United Kingdom                 22.6%
Japan                          17.0%
Netherlands                     9.2%
France                          5.7%
Ireland                         5.7%
Germany                         5.4%
Switzerland                     5.1%
Australia                       3.4%
Israel                          2.9%
Spain                           2.7%
Luxembourg                      2.6%
Jersey                          2.6%
Italy                           2.5%
Greece                          2.2%
Cayman Islands                  2.1%
Denmark                         1.8%
Belgium                         1.7%
Finland                         0.9%
Sweden                          0.9%
Norway                          0.8%
New Zealand                     0.8%
Portugal                        0.7%
Papua New Guinea                0.7%
--------------------------------------

                                                         % OF TOTAL
CURRENCY DENOMINATION                                   INVESTMENTS
--------------------------------------------------------------------
United States Dollar                                       100.0%
--------------------------------------------------------------------

PORTFOLIO BREAKDOWN                                  % OF NET ASSETS
--------------------------------------------------------------------
Financials                                                  16.2%
Information Technology                                      15.9%
Consumer Discretionary                                      13.7%
Telecommunication Services                                  10.6%
Health Care                                                 10.5%
Energy                                                       9.1%
Materials                                                    8.8%
Industrials                                                  7.2%
Consumer Staples                                             6.0%
Utilities                                                    1.7%
--------------------------------------------------------------------
Total Investments                                           99.7%
Other Assets in excess of Liabilities                        0.3%
--------------------------------------------------------------------
Net Assets                                                 100.0%
--------------------------------------------------------------------

                                                        % OF TOTAL
TOP TEN HOLDINGS                                       INVESTMENTS
--------------------------------------------------------------------
Hutchison Telecommunications International Ltd., ADR         1.1%
Hitachi Ltd., ADR                                            1.1%
Partner Communications Co. Ltd., ADR                         1.1%
Sony Corp., ADR                                              1.0%
Shire PLC, ADR                                               1.0%
ARM Holdings PLC, ADR                                        1.0%
ABB Ltd., ADR                                                1.0%
Royal Bank of Scotland Group PLC, ADR                        1.0%
Teva Pharmaceutical Industries Ltd., ADR                     1.0%
Cie Generale de Geophysique-Veritas, ADR                     1.0%
--------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

(1) The above benchmark returns reflect the blended return of the Robeco Developed International Equity Index from 3/1/2007 - 3/30/2009 and the return of The Bank of New York Mellon Euro-Pacific Select ADR Index from 3/31/2009 - 2/28/2010.


                                      Semiannual Report | February 28, 2010 | 15

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

CQQQ |Claymore China Technology ETF

FUND STATISTICS
---------------------------------------------------
Share Price                                $25.83
Net Asset Value                            $25.64
Premium/Discount to NAV                     0.74%
Net Assets ($000)                         $17,951
---------------------------------------------------

TOTAL RETURNS
---------------------------------------------------
(INCEPTION 12/8/09)                 SINCE INCEPTION
---------------------------------------------------
Claymore China Technology ETF
  NAV                                       2.31%
  Market                                    3.07%
---------------------------------------------------
AlphaShares China Technology Index          2.72%
MSCI China Index                           -9.05%
---------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund's annual operating expense ratio of 0.70% is expressed as a unitary fee and covers all expenses of the Fund, except for the fee payments under the investment advisory agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Since inception returns assume a purchase of the Fund at the initial share price of $25.06 per share for share price returns or initial net asset value
(NAV) of $25.06 per share for NAV returns. Returns for periods of less than one year are not annualized.

                                % OF TOTAL
COUNTRY BREAKDOWN             INVESTMENTS
--------------------------------------------
China                              100.0%
--------------------------------------------

CURRENCY DENOMINATION % OF TOTAL INVESTMENTS
--------------------------------------------
Hong Kong Dollar                    67.0%
United States Dollar                33.0%
--------------------------------------------

PORTFOLIO BREAKDOWN                             % OF NET ASSETS
---------------------------------------------------------------
Information Technology                                100.0%
---------------------------------------------------------------
Total Investments                                     100.0%
Liabilities in excess of Other Assets                 (0.0%*)
---------------------------------------------------------------
Net Assets                                            100.0%
---------------------------------------------------------------
*Less than 0.1%

                                                    % OF TOTAL
TOP TEN HOLDINGS                                   INVESTMENTS
---------------------------------------------------------------
Tencent Holdings Ltd.                                  10.6%
Baidu, Inc., ADR                                        8.9%
NetEase.com, Inc., ADR                                  7.7%
BYD Co. Ltd.                                            6.2%
Alibaba.com Ltd.                                        5.4%
Semiconductor Manufacturing International Corp.         5.0%
Lenovo Group Ltd.                                       4.5%
Kingboard Chemical Holdings Ltd.                        4.2%
ZTE Corp.                                               4.2%
Shanda Interactive Entertainment Ltd., ADR              3.8%
---------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

16 | Semiannual Report | February 28, 2010

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

TAN | Claymore/MAC Global Solar Energy Index ETF

FUND STATISTICS
-------------------------------------------------------------------
Share Price                                                 $7.76
Net Asset Value                                             $7.80
Premium/Discount to NAV                                    -0.51%
Net Assets ($000)                                        $159,058
-------------------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------------------
                                                    SINCE INCEPTION
(INCEPTION 4/15/08)           SIX MONTH    ONE YEAR   (ANNUALIZED)
-------------------------------------------------------------------
Claymore/MAC Global Solar Energy Index ETF
  NAV                           -9.30%      45.25%        -46.40%
  Market                        -8.92%      45.05%        -46.55%
-------------------------------------------------------------------
MAC Global Solar Energy Index   -9.04%      46.52%        -45.26%
-------------------------------------------------------------------
MSCI World Index                 5.21%      54.30%        -10.34%
-------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.13 per share for share price returns or initial net asset value
(NAV) of $25.13 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 0.95%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semiannual Report, the Fund's annualized net operating expense ratio was determined to be 0.70% while the Fund's annualized gross operating expense ratio was determined to be 0.85% . There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65% . Without this expense cap, actual returns would be lower.

                         % OF TOTAL
COUNTRY BREAKDOWN       INVESTMENTS
-----------------------------------
Germany                     28.0%
China                       27.9%
United States               25.8%
Norway                       3.9%
Switzerland                  3.8%
Canada                       3.5%
British Virgin Islands       3.2%
United Kingdom               2.3%
Spain                        1.6%
-----------------------------------

CURRENCY DENOMINATION                     % OF TOTAL INVESTMENTS
----------------------------------------------------------------
United States Dollar                                    58.8%
Euro                                                    29.6%
All other currencies                                    11.6%
----------------------------------------------------------------

PORTFOLIO BREAKDOWN                             % OF NET ASSETS
----------------------------------------------------------------
Industrials                                             85.0%
Information Technology                                  15.0%
----------------------------------------------------------------
Total Investments                                      100.0%
Other Assets in excess of Liabilities                   0.0%*
----------------------------------------------------------------
Net Assets                                             100.0%
----------------------------------------------------------------
*Less than 0.1%

                                                    % OF TOTAL
TOP TEN HOLDINGS                                   INVESTMENTS
----------------------------------------------------------------
First Solar, Inc.                                        8.5%
MEMC Electronic Materials, Inc.                          5.8%
Trina Solar Ltd., ADR                                    5.7%
Suntech Power Holdings Co. Ltd., ADR                     5.7%
Sunpower Corp. - Class A                                 4.7%
Yingli Green Energy Holding Co. Ltd., ADR                4.5%
JA Solar Holdings Co. Ltd., ADR                          4.4%
SMA Solar Technology AG                                  4.3%
SolarWorld AG                                            4.2%
Renewable Energy Corp. ASA                               3.9%
----------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

                                      Semiannual Report | February 28, 2010 | 17

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

FAA | Claymore/NYSE Arca Airline ETF

FUND STATISTICS
-----------------------------------------------------------------
Share Price                                              $33.15
Net Asset Value                                          $33.00
Premium/Discount to NAV                                   0.45%
Net Assets ($000)                                       $19,799
-----------------------------------------------------------------

TOTAL RETURNS
-----------------------------------------------------------------
                                                  SINCE INCEPTION
(INCEPTION 1/26/09)            SIX MONTH  ONE YEAR    (ANNUALIZED)
-----------------------------------------------------------------
Claymore/NYSE Arca Airline ETF
  NAV                            39.30%   100.36%        33.71%
  Market                         37.55%   101.51%        35.35%
-----------------------------------------------------------------
NYSE Arca Global Airline Index   41.27%   103.82%        33.08%
-----------------------------------------------------------------
MSCI World Index                  5.21%    54.30%        36.75%
-----------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.04 per share for share price returns or initial net asset value
(NAV) of $24.04 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 5.67%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semiannual Report, the Fund's annualized net operating expense ratio was determined to be 0.89% while the Fund's annualized gross operating expense ratio was determined to be 1.72% . There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65% . Without this expense cap, actual returns would be lower.

                       % OF TOTAL
COUNTRY BREAKDOWN     INVESTMENTS
---------------------------------
United States              70.5%
Germany                     4.5%
Japan                       4.5%
Australia                   4.4%
United Kingdom              3.0%
Brazil                      1.5%
China                       1.5%
Ireland                     1.5%
Sweden                      1.5%
France                      1.5%
Spain                       1.5%
Canada                      1.5%
Singapore                   1.4%
South Korea                 1.2%
---------------------------------

CURRENCY DENOMINATION                 % OF TOTAL INVESTMENTS
------------------------------------------------------------
United States Dollar                                  72.0%
Euro                                                   9.0%
All other currencies                                  19.0%
------------------------------------------------------------

PORTFOLIO BREAKDOWN                          % OF NET ASSETS
------------------------------------------------------------
Industrials                                           99.6%
------------------------------------------------------------
Total Investments                                     99.6%
Other Assets in excess of Liabilities                  0.4%
------------------------------------------------------------
Net Assets                                           100.0%
------------------------------------------------------------

                                                 % OF TOTAL
TOP TEN HOLDINGS                                INVESTMENTS
------------------------------------------------------------
Continental Airlines, Inc. - Class B                  15.3%
Delta Air Lines, Inc.                                 15.1%
Southwest Airlines Co.                                15.0%
Deutsche Lufthansa AG                                  4.5%
All Nippon Airways Co. Ltd.                            4.5%
Qantas Airways Ltd.                                    4.4%
UAL Corp.                                              3.9%
AMR Corp.                                              3.7%
Alaska Air Group, Inc.                                 3.5%
JetBlue Airways Corp.                                  3.5%
------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

18 | Semiannual Report | February 28, 2010

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

CGW | Claymore S&P Global Water Index ETF

FUND STATISTICS
------------------------------------------------------------
Share Price                                          $17.55
Net Asset Value                                      $17.62
Premium/Discount to NAV                              -0.40%
Net Assets ($000)                                  $237,564
------------------------------------------------------------

TOTAL RETURNS
------------------------------------------------------------
                                             SINCE INCEPTION
(INCEPTION 5/14/07)     SIX MONTH   ONE YEAR   (ANNUALIZED)
------------------------------------------------------------
Claymore S&P Global Water Index ETF
  NAV                      5.52%     51.84%        -8.29%
  Market                   4.78%     52.93%        -8.43%
------------------------------------------------------------
S&P Global Water Index     5.89%     53.46%        -7.02%
MSCI World Index           5.21%     54.30%        -9.57%
------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.78 per share for share price returns or initial net asset value
(NAV) of $24.78 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 0.88%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semiannual Report, the Fund's annualized net operating expense ratio was determined to be 0.70%, while the Fund's annualized gross operating expense ratio was determined to be 0.77% . There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65% . Without this expense cap, actual returns would be lower.

                         % OF TOTAL
COUNTRY BREAKDOWN       INVESTMENTS
-----------------------------------
United States               36.4%
United Kingdom              18.7%
France                      11.4%
Switzerland                 10.4%
Japan                        6.1%
Australia                    3.2%
Brazil                       2.4%
China                        2.4%
Austria                      1.8%
Finland                      1.7%
Italy                        1.5%
Singapore                    1.4%
Spain                        1.3%
Netherlands                  1.3%
-----------------------------------

CURRENCY DENOMINATION                 % OF TOTAL INVESTMENTS
------------------------------------------------------------
United States Dollar                                38.8%
Euro                                                19.0%
Pound Sterling                                      18.7%
Swiss Franc                                         10.4%
Japanese Yen                                         6.1%
All other currencies                                 7.0%
------------------------------------------------------------

PORTFOLIO BREAKDOWN                         % OF NET ASSETS
------------------------------------------------------------
Industrials                                         43.4%
Utilities                                           42.8%
Materials                                            7.5%
Energy                                               3.2%
Information Technology                               2.8%
------------------------------------------------------------
Total Investments                                   99.7%
Other Assets in excess of Liabilities                0.3%
------------------------------------------------------------
Net Assets                                         100.0%
------------------------------------------------------------

                                                % OF TOTAL
TOP TEN HOLDINGS                              INVESTMENTS
------------------------------------------------------------
Geberit AG                                          10.4%
Veolia Environnement                                 7.9%
United Utilities Group PLC                           7.1%
Severn Trent PLC                                     5.3%
Danaher Corp.                                        5.2%
ITT Corp.                                            4.6%
Kurita Water Industries Ltd.                         4.5%
Nalco Holding Co.                                    4.5%
Suez Environnement Co.                               3.4%
Pennon Group PLC                                     3.4%
------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

                                      Semiannual Report | February 28, 2010 | 19

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

HISTORICAL PREMIUM/DISCOUNT DATA

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund's net asset value ("NAV"). NAV is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The"Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five years (or since the Fund's inception date if the Fund has been in existence for less than five years). The inception date for each Fund is disclosed at the end of the Historical Premium/Discount Data section.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

YAO | Claymore/AlphaShares China All-Cap ETF(5)

                           NUMBER OF       PERCENTAGE OF
PREMIUM/DISCOUNT RANGE   TRADING DAYS    TOTAL TRADING DAYS
----------------------------------------------------------
Greater than 2.0%                  1               1.11%
Between 1.5% and 2.0%              1               1.11%
Between 1.0% and 1.5%              9              10.00%
Between 0.5% and 1.0%             11              12.23%
Between -0.5% and 0.5%            39              43.33%
Between -0.5% and -1.0%            8               8.89%
Between -1.0% and -1.5%           10              11.11%
Between -1.5% and -2.0%            2               2.22%
Below -2.0%                        9              10.00%
----------------------------------------------------------


EEN | Claymore/BNY Mellon EW Euro-Pacific LDRs ETF(1)


                           NUMBER OF       PERCENTAGE OF
PREMIUM/DISCOUNT RANGE   TRADING DAYS    TOTAL TRADING DAYS
----------------------------------------------------------
Greater than 2.0%                 33               4.37%
Between 1.5% and 2.0%             21               2.78%
Between 1.0% and 1.5%             48               6.36%
Between 0.5% and 1.0%            114              15.10%
Between -0.5% and 0.5%           362              47.95%
Between -0.5% and -1.0%           86              11.39%
Between -1.0% and -1.5%           45               5.96%
Between -1.5% and -2.0%           21               2.78%
Below -2.0%                       25               3.31%
----------------------------------------------------------


CQQQ | Claymore China Technology ETF(6)


                           NUMBER OF       PERCENTAGE OF
PREMIUM/DISCOUNT RANGE   TRADING DAYS    TOTAL TRADING DAYS
----------------------------------------------------------
Greater than 2.0%                  0               0.00%
Between 1.5% and 2.0%              1               1.82%
Between 1.0% and 1.5%              3               5.45%
Between 0.5% and 1.0%             17              30.91%
Between -0.5% and 0.5%            26              47.27%
Between -0.5% and -1.0%            4               7.27%
Between -1.0% and -1.5%            2               3.64%
Between -1.5% and -2.0%            2               3.64%
Below -2.0%                        0               0.00%
----------------------------------------------------------


TAN | Claymore/MAC Global Solar Energy Index ETF(3)


                           NUMBER OF       PERCENTAGE OF
PREMIUM/DISCOUNT RANGE   TRADING DAYS    TOTAL TRADING DAYS
----------------------------------------------------------
Greater than 2.0%                 35               7.41%
Between 1.5% and 2.0%             20               4.24%
Between 1.0% and 1.5%             30               6.36%
Between 0.5% and 1.0%             63              13.35%
Between -0.5% and 0.5%           227              48.09%
Between -0.5% and -1.0%           54              11.44%
Between -1.0% and -1.5%           17               3.60%
Between -1.5% and -2.0%           14               2.97%
Below -2.0%                       12               2.54%
----------------------------------------------------------


FAA | Claymore/NYSE Arca Airline ETF(4)


                           NUMBER OF       PERCENTAGE OF
PREMIUM/DISCOUNT RANGE   TRADING DAYS    TOTAL TRADING DAYS
----------------------------------------------------------
Greater than 2.0%                  1               0.36%
Between 1.5% and 2.0%              1               0.36%
Between 1.0% and 1.5%              4               1.46%
Between 0.5% and 1.0%             32              11.64%
Between -0.5% and 0.5%           195              70.91%
Between -0.5% and -1.0%           25               9.09%
Between -1.0% and -1.5%            8               2.91%
Between -1.5% and -2.0%            1               0.36%
Below -2.0%                        8               2.91%
----------------------------------------------------------


CGW | Claymore S&P Global Water Index ETF (2)


                           NUMBER OF       PERCENTAGE OF
PREMIUM/DISCOUNT RANGE   TRADING DAYS    TOTAL TRADING DAYS
----------------------------------------------------------
Greater than 2.0%                 17               2.41%
Between 1.5% and 2.0%             13               1.85%
Between 1.0% and 1.5%             61               8.66%
Between 0.5% and 1.0%            189              26.85%
Between -0.5% and 0.5%           327              46.45%
Between -0.5% and -1.0%           43               6.11%
Between -1.0% and -1.5%           25               3.55%
Between -1.5% and -2.0%           13               1.85%
Below -2.0%                       16               2.27%
----------------------------------------------------------

(1)Commenced operations March 1, 2007.
(2)Commenced operations May 14, 2007.
(3)Commenced operations April 15, 2008.
(4)Commenced operations January 26, 2009.
(5)Commenced operations October 19, 2009.
(6)Commenced operations December 8, 2009.

20 | Semiannual Report | February 28, 2010

Claymore Exchange-Traded Fund Trust 2

Overview of FUND EXPENSES | AS OF FEBRUARY 28, 2010 (unaudited)

As a shareholder of Claymore/AlphaShares China All-Cap ETF; Claymore/BNY Mellon EW Euro-Pacific LDRs ETF; Claymore China Technology ETF; Claymore/MAC Global Solar Energy Index ETF; Claymore/NYSE Arca Airline ETF; and Claymore S&P Global Water Index ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended February 28, 2010.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                           ANNUALIZED         EXPENSES
                                               BEGINNING        ENDING        EXPENSE             PAID
                                                 ACCOUNT       ACCOUNT  RATIO FOR THE           DURING
                                                   VALUE         VALUE   PERIOD ENDED         PERIOD(1)
                                                  9/1/09       2/28/10        2/28/10  9/1/09 - 2/28/10
-------------------------------------------------------------------------------------------------------
CLAYMORE/BNY MELLON EW EURO-PACIFIC LDRS ETF
  Actual                                        $ 1,000.00    $ 1,031.33        0.35%    $      1.76
  Hypothetical                                    1,000.00      1,023.06        0.35%           1.76
  (5% annual return before expenses)

CLAYMORE/MAC GLOBAL SOLAR ENERGY INDEX ETF(2)
  Actual                                          1,000.00        906.68        0.70%           3.31
  Hypothetical                                    1,000.00      1,021.32        0.70%           3.51
  (5% annual return before expenses)

CLAYMORE/NYSE ARCA AIRLINE ETF(2)
  Actual                                          1,000.00      1,393.00        0.89%           5.28
  Hypothetical                                    1,000.00      1,020.38        0.89%           4.46
  (5% annual return before expenses)

CLAYMORE S&P GLOBAL WATER INDEX ETF(2)
  Actual                                          1,000.00      1,055.19        0.70%           3.57
  Hypothetical                                    1,000.00      1,021.32        0.70%           3.51
  (5% annual return before expenses)
-------------------------------------------------------------------------------------------------------

(1) Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of net assets for the six months ended February 28, 2010. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period; then multiplying that result by 181/365.

(2) The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.


Assumes all dividends and distributions were reinvested.

                                      Semiannual Report | February 28, 2010 | 21

Claymore Exchange-Traded Fund Trust 2 | OVERVIEW OF FUND EXPENSES (unaudited) continued


                                                                     ANNUALIZED           EXPENSES
                                         BEGINNING        ENDING        EXPENSE               PAID
                                           ACCOUNT       ACCOUNT  RATIO FOR THE             DURING
                                             VALUE         VALUE   PERIOD ENDED           PERIOD(3)
---------------------------------------------------------------------------------------------------
                                           10/16/09       2/28/10       2/28/10  10/16/09 - 2/28/10
---------------------------------------------------------------------------------------------------
CLAYMORE/ALPHASHARES CHINA ALL-CAP ETF
  Actual                                 $ 1,000.00     $  964.14         0.70%         $      2.50
  Hypothetical                             1,000.00      1,015.67         0.70%                2.57
  (5% annual return before expenses)(5)
---------------------------------------------------------------------------------------------------
                                                                     ANNUALIZED           EXPENSES
                                         BEGINNING        ENDING        EXPENSE               PAID
                                           ACCOUNT       ACCOUNT  RATIO FOR THE             DURING
                                             VALUE         VALUE   PERIOD ENDED           PERIOD(4)
---------------------------------------------------------------------------------------------------
                                            12/8/09       2/28/10       2/28/10   12/8/09 - 2/28/10
---------------------------------------------------------------------------------------------------
CLAYMORE CHINA TECHNOLOGY ETF
  Actual                                 $ 1,000.00    $ 1,023.14         0.70%         $      1.61
  Hypothetical                             1,000.00      1,009.78         0.70%                1.60
  (5% annual return before expenses)(5)
---------------------------------------------------------------------------------------------------

(3) Actual expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of net assets for the period October 19, 2009 (commencement of investment operations) to February 28, 2010. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period; then multiplying that result by 133/365.

(4) Actual expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of net assets for the period December 8, 2009 (commencement of investment operations) to February 28, 2010. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period; then multiplying that result by 83/365.

(5) Hypothetical expenses reflect ongoing expenses for a full six month period as opposed to the shorter since inception period.


22 | Semiannual Report | February 28, 2010

Claymore Exchange-Traded Fund Trust 2 |

Portfolio of INVESTMENTS | FEBRUARY 28, 2010 (unaudited)


YAO | Claymore/AlphaShares China All-Cap ETF

   NUMBER
  OF SHARES  DESCRIPTION                                              VALUE
------------------------------------------------------------------------------
             COMMON STOCKS - 100.0%
             CONSUMER DISCRETIONARY - 6.5%
    101,000  Anta Sports Products Ltd.                          $     145,190
    204,000  AviChina Industry & Technology Co.                        99,854
    442,000  Brilliance China Automotive Holdings Ltd. (a)            119,562
    448,000  China Dongxiang Group Co.                                300,077
    168,000  China Resources Enterprise Ltd.                          592,940
    394,000  China Travel International Investment                    103,533
     19,558  Ctrip.com International Ltd., ADR (a)                    747,702
    678,000  Denway Motors Ltd.                                       379,027
    414,000  Dongfeng Motor Group Co. Ltd.                            600,468
     11,701  Focus Media Holding Ltd., ADR (a)                        180,546
     71,000  Golden Eagle Retail Group Ltd.                           129,867
      3,341  Home Inns & Hotels Management, Inc., ADR (a)             112,157
    104,500  Li Ning Co. Ltd.                                         326,422
     78,000  Minth Group Ltd.                                         112,730
      5,549  New Oriental Education & Technology Group, ADR (a)       433,876
    191,500  Parkson Retail Group Ltd.                                317,220
     49,500  Ports Design Ltd.                                        122,039
------------------------------------------------------------------------------
                                                                    4,823,210
------------------------------------------------------------------------------
             CONSUMER STAPLES - 4.8%
    336,000  Chaoda Modern Agriculture Holdings Ltd.                  363,554
    241,000  China Agri-Industries Holdings Ltd.                      345,822
    108,000  China Foods Ltd.                                          94,181
    225,000  China Mengniu Dairy Co. Ltd.                             670,941
    138,000  China Yurun Food Group Ltd.                              410,622
    254,000  Tingyi Cayman Islands Holding Corp.                      589,575
     42,000  Tsingtao Brewery Co. Ltd.                                200,171
    140,000  Uni-President China Holdings Ltd.                         83,314
    942,000  Want Want China Holdings Ltd.                            617,617
     83,000  Wumart Stores, Inc.                                      159,514
------------------------------------------------------------------------------
                                                                    3,535,311
------------------------------------------------------------------------------
             ENERGY - 17.5%
    599,000  China Coal Energy Co.                                    955,209
    222,000  China Oilfield Services Ltd.                             305,404
  2,446,000  China Petroleum & Chemical Corp.                       1,918,777
    416,000  China Shenhua Energy Co. Ltd.                          1,789,743
  2,315,000  CNOOC Ltd.                                             3,649,919
    282,000  Cnpc Hong Kong Ltd.                                      355,254
  3,070,000  PetroChina Co. Ltd.                                    3,428,533
    284,000  Yanzhou Coal Mining Co. Ltd.                             600,679
------------------------------------------------------------------------------
                                                                   13,003,518
------------------------------------------------------------------------------
             FINANCIALS - 31.5%
    208,000  Agile Property Holdings Ltd.                             265,782
  7,376,000  Bank of China Ltd.                                     3,581,897
    786,000  Bank of Communications Co. Ltd.                          864,632
    156,000  Beijing Capital Land Ltd.                                 55,461
    957,000  China Citic Bank Corp. Ltd.                              639,779


NUMBER
OF SHARES    DESCRIPTION                                                  VALUE
-------------------------------------------------------------------------------
  4,581,000  China Construction Bank Corp.                      $   3,463,771
    104,000  China Everbright Ltd.                                    252,386
    788,000  China Life Insurance Co. Ltd.                          3,496,764
    504,500  China Merchants Bank Co. Ltd.                          1,242,510
    552,000  China Overseas Land & Investment Ltd.                  1,119,166
    240,000  China Resources Land Ltd.                                499,578
     96,400  China Taiping Insurance Holdings Co. Ltd.                299,257
    839,000  Country Garden Holdings Co.                              290,713
      6,627  E-House China Holdings Ltd., ADS (a)                     115,972
    406,000  Franshion Properties China Ltd.                          131,265
     93,000  Greentown China Holdings Ltd.                            123,387
    148,800  Guangzhou R&F Properties Co. Ltd.                        220,804
  4,812,000  Industrial & Commercial Bank of China                  3,402,897
    160,500  KWG Property Holding Ltd.                                106,678
    262,000  PICC Property & Casualty Co. Ltd.                        236,913
    192,500  Ping An Insurance Group Co. of China Ltd.              1,467,923
     99,000  Poly Hong Kong Investments Ltd.                          119,233
    652,000  Renhe Commercial Holdings Co. Ltd.                       149,492
    272,000  Shenzhen Investment Ltd.                                  95,649
    207,000  Shimao Property Holdings Ltd.                            345,029
    457,000  Sino-Ocean Land Holdings Ltd.                            403,823
    273,000  Soho China Ltd.                                          134,331
     85,000  Yanlord Land Group Ltd. (Singapore) (a)                  108,238
    558,000  Yuexiu Property Co. Ltd.                                 145,190
-------------------------------------------------------------------------------
                                                                   23,378,520
-------------------------------------------------------------------------------
             HEALTH CARE - 1.1%
      7,710  Mindray Medical International Ltd., ADR                  294,214
     64,000  Shandong Weigao Group Medical Polymer Co. Ltd.           247,316
    352,000  Sino Biopharmaceutical                                   114,713
      8,932  WuXi PharmaTech Cayman, Inc., ADR (a)                    143,984
-------------------------------------------------------------------------------
                                                                      800,227
-------------------------------------------------------------------------------
             INDUSTRIALS - 10.7%
    318,000  Air China Ltd. (b)                                       277,311
    276,000  Beijing Capital International Airport Co. Ltd.           151,095
     68,000  Beijing Enterprises Holdings Ltd.                        427,444
    648,000  China Communications Construction Co. Ltd.               605,986
    376,000  China COSCO Holdings Co. Ltd.                            468,344
    438,000  China Eastern Airlines Corp. Ltd. (a)                    182,797
    235,000  China Everbright International Ltd.                      115,633
    133,000  China High Speed Transmission Equipment Group Co. Ltd.   255,264
    162,000  China Merchants Holdings International Co. Ltd.          583,240
    189,000  China National Materials Co. Ltd.                        119,048
    279,000  China Railway Construction Corp. Ltd.                    367,287
    557,000  China Railway Group Ltd. (a)                             416,852
    549,000  China Shipping Container Lines Co. Ltd.                  219,222
    190,000  China Shipping Development Co. Ltd.                      323,546
    240,000  China South Locomotive and Rolling Stock Corp.           167,556
    366,000  China Southern Airlines Co. Ltd. (a) (b)                 140,491

See notes to financial statements.


                                      Semiannual Report | February 28, 2010 | 23

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

YAO | Claymore/AlphaShares China All-Cap ETF (continued)


   NUMBER
  OF SHARES  DESCRIPTION                                                 VALUE
-------------------------------------------------------------------------------
             INDUSTRIALS (CONTINUED)
    226,000  Citic Pacific Ltd.                                     $   504,205
    160,000  COSCO Pacific Ltd.                                         249,377
     24,600  Dongfang Electric Corp. Ltd.                               123,581
    210,000  Guangshen Railway Co. Ltd.                                  85,208
    102,000  Harbin Power Equipment Co. Ltd.                             82,117
    176,000  Jiangsu Expressway Co. Ltd.                                163,455
    195,000  Lonking Holdings Ltd.                                      123,832
    432,000  Shanghai Electric Group Co. Ltd.                           195,318
     74,000  Shanghai Industrial Holdings Ltd.                          317,891
  1,350,000  Shenzhen International Holdings                            104,336
    185,500  Sinotrans Shipping Ltd.                                     89,126
     97,000  Sinotruk Hong Kong Ltd.                                    101,081
     17,942  Suntech Power Holdings Co. Ltd., ADR (a)                   237,911
     30,000  Weichai Power Co Ltd.                                      227,415
    214,000  Yangzijiang Shipbuilding Holdings Ltd. (Singapore) (a)     173,551
    210,000  Zhejiang Expressway Co. Ltd.                               189,892
     68,000  Zhuzhou CSR Times Electric Co. Ltd.                        133,664
-------------------------------------------------------------------------------
                                                                      7,923,076
-------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY - 11.7%
     92,000  AAC Acoustic Technologies Holdings, Inc.                   143,629
    187,000  Alibaba.com Ltd.                                           409,488
      4,743  AsiaInfo Holdings, Inc. (a)                                115,824
      3,798  Baidu, Inc., ADR (a)                                     1,969,947
     55,000  Byd Co. Ltd.                                               425,783
    113,000  BYD Electronic International Co. Ltd.                       93,447
     68,000  Comba Telecom Systems Holdings Ltd.                         73,752
     72,000  Digital China Holdings Ltd.                                113,147
     13,861  Giant Interactive Group, Inc., ADR                         107,561
    118,000  Ju Teng International Holdings Ltd.                        100,013
     85,500  Kingboard Chemical Holdings Ltd.                           383,262
    566,000  Lenovo Group Ltd.                                          368,179
     18,867  Netease.com, ADR (a)                                       733,172
  2,394,000  Semiconductor Manufacturing International Corp. (a)        252,865
      5,064  Shanda Interactive Entertainment Ltd., ADR (a)             229,399
      7,646  Sina Corp. (a)                                             289,172
      4,375  Sohu.com, Inc. (a)                                         224,044
    113,500  Tencent Holdings Ltd.                                    2,225,161
    186,000  TPV Technology Ltd.                                        124,585
    100,000  Travelsky Technology Ltd.                                   80,378
     42,800  ZTE Corp.                                                  264,628
--------------------------------------------------------------------------------
                                                                      8,727,436
--------------------------------------------------------------------------------
             MATERIALS - 6.3%
    576,000  Aluminum Corp. of China Ltd.                               557,203
    156,000  Angang Steel Co. Ltd.                                      287,350
     64,000  Anhui Conch Cement Co. Ltd.                                379,218
    171,000  BBMG Corp. (a)                                             167,402
    262,000  China BlueChemical Ltd.                                    168,067


NUMBER
OF SHARES    DESCRIPTION                                                  VALUE
-------------------------------------------------------------------------------
    196,000  China Molybdenum Co. Ltd.                           $      153,501
    174,000  China National Building Material Co. Ltd.                  299,438
    279,000  China Shanshui Cement Group Ltd.                           149,862
    206,000  China Zhongwang Holdings Ltd. (a)                          177,519
    141,000  Hidili Industry International Development Ltd.             151,110
    246,000  Hunan Non-Ferrous Metal Corp Ltd.                          101,083
    204,000  Jiangxi Copper Co. Ltd.                                    414,656
    247,800  Lee & Man Paper Manufacturing Ltd.                         164,703
    252,000  Maanshan Iron & Steel                                      151,265
    209,000  Nine Dragons Paper Holdings Ltd.                           304,211
    560,000  Shougang Concord International Enterprises Co. Ltd.        125,513
    258,000  Sinofert Holdings Ltd.                                     144,564
    342,000  Sinopec Shanghai Petrochemical Co. Ltd.                    122,027
     69,500  Zhaojin Mining Industry Co. Ltd.                           139,119
    586,000  Zijin Mining Group Co. Ltd.                                501,206
-------------------------------------------------------------------------------
                                                                      4,659,017
-------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES - 8.4%
    294,000  China Communications Services Corp. Ltd.                   151,102
    427,500  China Mobile Ltd.                                        4,218,089
  2,026,000  China Telecom Corp. Ltd.                                   889,907
    798,000  China Unicom Hong Kong Ltd.                                956,981
-------------------------------------------------------------------------------
                                                                      6,216,079
-------------------------------------------------------------------------------
             UTILITIES - 1.5%
    238,000  China Resources Power Holdings Co. Ltd.                    472,729
    488,000  Datang International Power Generation Co. Ltd.             221,894
    356,000  Guangdong Investment Ltd.                                  180,675
    446,000  Huaneng Power International, Inc.                          268,289
-------------------------------------------------------------------------------
                                                                      1,143,587
-------------------------------------------------------------------------------
             TOTAL INVESTMENTS - 100.0%
             (Cost $78,402,048)                                      74,209,981
             Liabilities in excess of Other Assets - (0.0%*)            (33,114)
-------------------------------------------------------------------------------
             NET ASSETS - 100.0%                                 $   74,176,867
-------------------------------------------------------------------------------

* Less than 0.1%
ADR - American Depositary Receipt
ADS - American Depositary Share
(a)  Non-income producing security.
(b) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $417,802 which represents 0.6% of net assets.

See notes to financial statements.

24 | Semiannual Report | February 28, 2010

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued


EEN | Claymore/BNY Mellon EW Euro-Pacific LDRs ETF

   NUMBER
  OF SHARES  DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
             COMMON STOCKS - 99.7%
             AUSTRALIA - 3.3%
      6,542  Alumina Ltd., ADR                                        $   35,523
        516  BHP Billiton Ltd., ADR                                       37,838
      1,918  Sims Metal Management Ltd., ADR                              33,258
        343  Westpac Banking Corp., ADR                                   40,172
--------------------------------------------------------------------------------
                                                                         146,791
--------------------------------------------------------------------------------
             BELGIUM - 1.7%
        729  Anheuser-Busch InBev NV, ADR (a)                             36,414
        482  Delhaize Group SA, ADR                                       37,288
--------------------------------------------------------------------------------
                                                                          73,702
--------------------------------------------------------------------------------
             CAYMAN ISLANDS - 2.1%
     12,116  Hutchison Telecommunications International Ltd., ADR (a)     49,918
      9,910  Melco Crown Entertainment Ltd., ADR (a)                      40,036
--------------------------------------------------------------------------------
                                                                          89,954
--------------------------------------------------------------------------------
             DENMARK - 1.8%
        557  Novo Nordisk A/S, ADR                                        39,614
      3,647  Torm A/S, ADR                                                39,424
--------------------------------------------------------------------------------
                                                                         79,038
--------------------------------------------------------------------------------
             FINLAND - 0.9%
      2,990  Nokia OYJ, ADR                                               40,275
--------------------------------------------------------------------------------
             FRANCE - 5.7%
     11,246  Alcatel-Lucent, ADR                                          34,188
      1,615  AXA SA, ADR                                                  32,510
      1,758  Cie Generale de Geophysique-Veritas, ADR (a)                 42,385
      1,473  France Telecom SA, ADR                                       34,557
        967  Sanofi-Aventis SA, ADR                                       35,392
        602  Total SA, ADR                                                33,507
      1,148  Veolia Environnement, ADR                                    37,184
--------------------------------------------------------------------------------
                                                                         249,723
--------------------------------------------------------------------------------
             GERMANY - 5.4%
      1,011  Aixtron AG, ADR                                              29,612
        730  Daimler AG                                                   30,521
        531  Deutsche Bank AG                                             33,719
      2,509  Deutsche Telekom AG, ADR                                     32,316
        703  Fresenius Medical Care AG & Co. KGaA, ADR                    36,767
        851  SAP AG, ADR                                                  37,938
        419  Siemens AG, ADR                                              36,143
--------------------------------------------------------------------------------
                                                                         237,016
--------------------------------------------------------------------------------
             GREECE - 2.2%
      1,553  Coca Cola Hellenic Bottling Co. SA, ADR                      37,986
      4,891  Hellenic Telecommunications Organization SA, ADR             29,248
      7,007  National Bank of Greece SA, ADR                              27,047
--------------------------------------------------------------------------------
                                                                          94,281
--------------------------------------------------------------------------------


NUMBER
OF SHARES    DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
             IRELAND - 5.7%
      9,274  Allied Irish Banks PLC, ADR                              $   26,245
      1,428  CRH PLC, ADR                                                 33,144
      5,952  Elan Corp. PLC, ADR (a)                                      40,831
      4,337  Governor & Co. of the Bank of Ireland (The), ADR             24,244
      1,775  ICON PLC, ADR (a)                                            41,801
      1,509  Ryanair Holdings PLC, ADR (a)                                41,452
      3,737  SkillSoft PLC, ADR (a)                                       41,443
--------------------------------------------------------------------------------
                                                                         249,160
--------------------------------------------------------------------------------
             ISRAEL - 2.9%
      1,266  NICE Systems Ltd., ADR (a)                                   38,942
      1,950  Partner Communications Co. Ltd., ADR                         46,157
       709   Teva Pharmaceutical Industries Ltd., ADR                     42,547
--------------------------------------------------------------------------------
                                                                         127,646
--------------------------------------------------------------------------------
             ITALY - 2.5%
        763  ENI SpA, ADR                                                 34,411
      1,501  Luxottica Group SpA, ADR                                     39,116
      2,415  Telecom Italia SpA, ADR                                      34,341
--------------------------------------------------------------------------------
                                                                         107,868
--------------------------------------------------------------------------------
             JAPAN - 17.0%
      1,593  Advantest Corp., ADR                                         37,897
        890  Canon, Inc., ADR                                             36,917
      1,417  Hitachi Ltd., ADR                                            46,591
      1,128  Honda Motor Co. Ltd., ADR                                    39,040
      2,238  Konami Corp., ADR                                            41,806
        793  Kubota Corp., ADR                                            35,249
        442  Kyocera Corp., ADR                                           39,311
      1,057  Makita Corp., ADR                                            33,856
      7,195  Mitsubishi UFJ Financial Group, Inc., ADR                    36,838
        135  Mitsui & Co. Ltd., ADR                                       42,189
     10,467  Mizuho Financial Group, Inc., ADR                            40,821
      1,657  Nidec Corp., ADR                                             40,398
      1,763  Nippon Telegraph & Telephone Corp., ADR                      38,398
      4,981  Nomura Holdings, Inc., ADR                                   36,760
      2,529  NTT DoCoMo, Inc., ADR                                        39,124
      2,703  Panasonic Corp., ADR                                         37,464
      1,330  Sony Corp., ADR                                              45,366
        452  Toyota Motor Corp., ADR                                      33,823
        662  Wacoal Holdings Corp., ADR                                   40,395
--------------------------------------------------------------------------------
                                                                         742,243
--------------------------------------------------------------------------------
             JERSEY - 2.6%
        466  Randgold Resources Ltd., ADR                                 33,557
        666  Shire PLC, ADR                                               42,970
        785  WPP PLC, ADR                                                 35,914
--------------------------------------------------------------------------------
                                                                         112,441
--------------------------------------------------------------------------------

See notes to financial statements.

                                      Semiannual Report | February 28, 2010 | 25

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

EEN | Claymore/BNY Mellon EW Euro-Pacific LDRs ETF (continued)

   NUMBER
  OF SHARES  DESCRIPTION                                         VALUE
-----------------------------------------------------------------------
             LUXEMBOURG - 2.6%
      2,497  Acergy SA, ADR                                 $    41,275
        912  ArcelorMittal                                       34,857
        942  Tenaris SA, ADR                                     39,027
-----------------------------------------------------------------------
                                                                115,159
-----------------------------------------------------------------------
             NETHERLANDS - 9.2%
      5,692  Aegon NV                                            35,860
      1,563  ASM International NV (a)                            36,684
      1,174  ASML Holding NV                                     36,194
      1,573  CNH Global NV                                       40,568
      1,766  Crucell NV, ADR (a)                                 33,766
      4,234  ING Groep NV, ADR                                   37,810
      1,003  James Hardie Industries SE, ADR (a)                 33,310
      1,281  Koninklijke Philips Electronics NV                  37,533
      1,598  Reed Elsevier NV, ADR                               36,626
      4,470  STMicroelectronics NV                               38,755
      1,190  Unilever NV                                         35,807
-----------------------------------------------------------------------
                                                                402,913
-----------------------------------------------------------------------
             NEW ZEALAND - 0.8%
      4,301  Telecom Corp. of New Zealand Ltd., ADR              33,978
-----------------------------------------------------------------------
             NORWAY - 0.8%
      1,531  Statoil ASA, ADR                                    34,402
-----------------------------------------------------------------------
             PAPUA NEW GUINEA - 0.7%
      1,275  Lihir Gold Ltd., ADR                                30,740
-----------------------------------------------------------------------
             PORTUGAL - 0.7%
      3,101  Portugal Telecom SGPS SA, ADR                       32,654
-----------------------------------------------------------------------
             SPAIN - 2.7%
      2,096  Banco Bilbao Vizcaya Argentaria SA, ADR             27,143
      2,269  Banco Santander SA, ADR                             29,588
      1,397  Repsol YPF SA, ADR                                  31,684
        442  Telefonica SA, ADR                                  31,020
-----------------------------------------------------------------------
                                                                119,435
-----------------------------------------------------------------------
             SWEDEN - 0.9%
      3,945  Telefonaktiebolaget LM Ericsson, ADR                39,489
-----------------------------------------------------------------------
             SWITZERLAND - 5.0%
      2,114  ABB Ltd., ADR                                       42,830
        755  Credit Suisse Group AG, ADR                         33,673
      2,332  Logitech International SA (a)                       36,333
        696  Novartis AG, ADR                                    38,503
        686  Syngenta AG, ADR                                    35,610
      2,428  UBS AG                                              33,652
-----------------------------------------------------------------------
                                                                220,601
-----------------------------------------------------------------------
             UNITED KINGDOM - 22.5%
      4,612  ARM Holdings PLC, ADR                               42,845
        831  AstraZeneca PLC, ADR                                36,664
      3,156  Aviva PLC, ADR                                      38,093
      1,989  Barclays PLC, ADR                                   38,129


NUMBER
OF SHARES    DESCRIPTION                                          VALUE
-----------------------------------------------------------------------
        623  BHP Billiton PLC, ADR                        $      38,476
        668  BP PLC, ADR                                         35,544
        597  British American Tobacco PLC, ADR                   40,536
      1,029  British Sky Broadcasting Group PLC, ADR             34,153
      1,622  BT Group PLC, ADR                                   28,434
      1,110  Carnival PLC, ADR                                   42,291
        556  Diageo PLC, ADR                                     36,296
        896  GlaxoSmithKline PLC, ADR                            33,277
        647  HSBC Holdings PLC, ADR                              35,533
      2,615  Intercontinental Hotels Group PLC, ADR              36,950
      7,182  Lloyds Banking Group PLC, ADR                       23,341
        712  National Grid PLC, ADR                              35,422
      2,672  Pearson PLC, ADR                                    37,542
      1,910  Prudential PLC, ADR                                 35,335
      1,222  Reed Elsevier PLC, ADR                              36,794
        185  Rio Tinto PLC, ADR                                  38,443
      3,690  Royal Bank of Scotland Group PLC, ADR               42,583
        632  Royal Dutch Shell PLC - Class A, ADR                34,596
        657  Royal Dutch Shell PLC - Class B, ADR                34,571
        762  Smith & Nephew PLC, ADR                             39,220
      3,199  Tomkins PLC, ADR                                    37,428
      1,249  Unilever PLC, ADR                                   36,771
      1,634  Vodafone Group PLC, ADR                             35,572
-----------------------------------------------------------------------
                                                                984,839
-----------------------------------------------------------------------
             TOTAL INVESTMENTS - 99.7%
             (Cost $3,502,794)                                4,364,348
             Other Assets in excess of Liabilities - 0.3%        13,270
-----------------------------------------------------------------------
             NET ASSETS - 100.0%                          $   4,377,618
-----------------------------------------------------------------------


ADR  American Depositary Receipt
AG   Stock Corporation
A/S  Limited Liability Stock Company
ASA  Stock Company
KGaA Limited Partnership
NV   Legal Entity
OYJ  Public Traded Company
PLC  Public Limited Company
SA   Corporation
SE   Stock Corporation
SGPS Holding Enterprise
SpA  Limited Share Corporation


(a) Non-income producing security

See notes to financial statements.

26 | Semiannual Report | February 28, 2010

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued


CQQQ | Claymore China Technology ETF

   NUMBER
  OF SHARES  DESCRIPTION                                                VALUE
--------------------------------------------------------------------------------
             COMMON STOCKS - 100.0%
             CHINA - 100.0%
    338,000  AAC Acoustic Technologies Holdings, Inc.            $      527,679
    441,500  Alibaba.com Ltd.                                           966,786
     16,945  AsiaInfo Holdings, Inc. (a)                                413,797
      3,089  Baidu, Inc., ADR (a)                                     1,602,203
    143,500  BYD Co. Ltd.                                             1,110,906
    400,000  BYD Electronic International Co. Ltd.                      330,785
    740,000  China Aerospace International Holdings Ltd. (a)            112,477
     19,665  China Digital TV Holding Co. Ltd., ADR (a)                 149,061
  3,330,000  China Public Healthcare Holding Ltd. (a)                    74,635
    240,000  Comba Telecom Systems Holdings Ltd.                        260,300
    253,000  Digital China Holdings Ltd.                                397,586
     49,512  Giant Interactive Group, Inc., ADR                         384,213
    969,000  Hi Sun Technology China Ltd. (a)                           549,196
  1,095,000  Inspur International Ltd.                                  152,331
    422,000  Ju Teng International Holdings Ltd.                        357,676
    168,000  Kingboard Chemical Holdings Ltd.                           753,077
    392,500  Kingboard Laminates Holdings Ltd.                          302,843
    718,000  Kingdee International Software Group Co. Ltd.              193,296
    267,000  Kingsoft Corp. Ltd.                                        228,021
  1,244,000  Lenovo Group Ltd.                                          809,213
    417,000  Meadville Holdings Ltd.                                    160,605
 13,350,000  Nan Hai Corp. Ltd. (a)                                     166,803
     35,577  NetEase.com, Inc., ADR (a)                               1,382,522
  8,543,000  Semiconductor Manufacturing International Corp. (a)        902,350
     15,193  Shanda Interactive Entertainment Ltd., ADR (a)             688,243
     17,884  Sina Corp. (a)                                             676,373
     12,440  Sohu.com, Inc. (a)                                         637,052
  1,272,000  Solomon Systech International Ltd.                         116,331
     97,300  Tencent Holdings Ltd.                                    1,907,561
    670,000  TPV Technology Ltd.                                        448,775
    352,000  Travelsky Technology Ltd.                                  282,929
    216,000  Wasion Group Holdings Ltd.                                 154,696
    121,800  ZTE Corp.                                                  753,077
--------------------------------------------------------------------------------
             TOTAL INVESTMENTS - 100.0%
             (Cost $17,891,648)                                      17,953,398
             Liabilities in excess of Other Assets - (0.0%*)             (2,286)
--------------------------------------------------------------------------------
             NET ASSETS - 100.0%                                 $   17,951,112
===============================================================================

* Less than 0.1%
ADR - American Depositary Receipt
(a)   Non-income producing security.


See notes to financial statements.

                                      Semiannual Report | February 28, 2010 | 27

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued


TAN | Claymore/MAC Global Solar Energy Index ETF

   NUMBER
  OF SHARES  DESCRIPTION                                         VALUE
-------------------------------------------------------------------------
             COMMON STOCK - 100.0%
             BRITISH VIRGIN ISLANDS - 3.2%
  1,013,647  Renesola Ltd., ADR (a)                        $   5,139,190
-------------------------------------------------------------------------
             CANADA - 3.5%
    289,824  Canadian Solar, Inc. (a)                          5,541,435
-------------------------------------------------------------------------
             CHINA - 27.9%
    663,486  China Sunergy Co. Ltd., ADR (a)                   2,760,102
  1,404,676  JA Solar Holdings Co. Ltd., ADR (a)               6,967,193
    553,307  LDK Solar Co. Ltd., ADR (a)                       3,424,970
    512,418  Solarfun Power Holdings Co. Ltd., ADR (a)         3,381,959
 11,597,000  Solargiga Energy Holdings Ltd.                    2,569,360
    682,692  Suntech Power Holdings Co. Ltd., ADR (a)          9,052,496
    412,782  Trina Solar Ltd., ADR (a)                         9,081,204
    621,230  Yingli Green Energy Holding Co. Ltd., ADR (a)     7,193,843
-------------------------------------------------------------------------
                                                              44,431,127
-------------------------------------------------------------------------
             GERMANY - 28.0%
     95,827  Centrotherm Photovoltaics AG (a)                  3,880,750
  3,664,558  Conergy AG (a)                                    3,710,758
     46,442  Manz Automation AG (a)                            3,558,752
     88,152  Phoenix Solar AG                                  3,467,676
    521,605  Q-Cells SE (a)                                    4,989,246
    140,149  Roth & Rau AG (a)                                 4,716,503
     64,819  SMA Solar Technology AG                           6,764,419
    129,427  Solar Millennium AG (a)                           4,992,418
    484,572  SolarWorld AG                                     6,712,146
    261,317  Solon SE (a)                                      1,711,772
-------------------------------------------------------------------------
                                                              44,504,440
-------------------------------------------------------------------------
             NORWAY - 3.9%
  1,742,250  Renewable Energy Corp. ASA (a)                    6,184,369
-------------------------------------------------------------------------
             SPAIN - 1.6%
    860,162  Solaria Energia y Medio Ambiente SA (a)           2,605,975
-------------------------------------------------------------------------
             SWITZERLAND - 3.8%
    280,208  Meyer Burger Technology AG (a)                    5,981,323
-------------------------------------------------------------------------
             UNITED KINGDOM - 2.3%
  4,898,230  PV Crystalox Solar PLC                            3,647,248
-------------------------------------------------------------------------



NUMBER
OF SHARES    DESCRIPTION                                         VALUE
-------------------------------------------------------------------------
             UNITED STATES - 25.8%
    529,506  Energy Conversion Devices, Inc. (a)           $   3,812,443
  2,974,224  Evergreen Solar, Inc. (a)                         3,331,131
    127,409  First Solar, Inc. (a)                            13,492,613
    633,530  GT Solar International, Inc. (a)                  3,769,504
    756,272  MEMC Electronic Materials, Inc. (a)               9,158,454
    397,041  Sunpower Corp. - Class A (a)                      7,444,519
------------------------------------------------------------------------
                                                              41,008,664
------------------------------------------------------------------------
             TOTAL INVESTMENTS - 100.0%
             (Cost $206,080,266)                             159,043,771
             Other Assets in excess of Liabilities - 0.0%*        13,844
------------------------------------------------------------------------
             NET ASSETS - 100.0%                           $ 159,057,615
========================================================================


*     Less than 0.1%
ADR   American Depositary Receipt
AG    Stock Corporation
ASA   Stock Company
PLC   Public Limited Company
SA    Corporation
SE    Stock Corporation

(a)   Non-income producing security.

See notes to financial statements.

28 | Semiannual Report | February 28, 2010

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

FAA | Claymore/NYSE Arca Airline ETF

   NUMBER
  OF SHARES   DESCRIPTION                           VALUE
----------------------------------------------------------
             COMMON STOCKS - 99.6%
             AUSTRALIA - 4.4%
    370,430  Qantas Airways Ltd.               $   875,741
----------------------------------------------------------
             BRAZIL - 1.5%
     16,606  Tam SA, ADR (a)                       305,716
----------------------------------------------------------
             CANADA - 1.5%
     22,149  Westjet Airlines Ltd. (a)             287,091
----------------------------------------------------------
             CHINA - 1.5%
    162,000  Cathay Pacific Airways Ltd.           300,906
----------------------------------------------------------
             FRANCE - 1.5%
     21,828  Air France-KLM                        292,137
----------------------------------------------------------
             GERMANY - 4.5%
     59,113  Deutsche Lufthansa AG                 884,160
----------------------------------------------------------
             IRELAND - 1.5%
     62,410  Ryanair Holdings PLC (a)              298,098
----------------------------------------------------------
             JAPAN - 4.4%
    290,000  All Nippon Airways Co. Ltd.           877,848
----------------------------------------------------------
             SINGAPORE - 1.4%
     27,000  Singapore Airlines Ltd.               285,808
----------------------------------------------------------
             SOUTH KOREA - 1.2%
      4,807  Korean Air Lines Co. Ltd. (a)         240,785
----------------------------------------------------------
             SPAIN - 1.5%
     96,440  Iberia Lineas Aereas de Espana SA     291,783
----------------------------------------------------------
             SWEDEN - 1.5%
    847,574  SAS AB (a)                            297,932
----------------------------------------------------------
             UNITED KINGDOM - 3.0%
     90,297  British Airways PLC                   290,333
     46,458  easyJet PLC (a)                       292,883
----------------------------------------------------------
                                                   583,216
----------------------------------------------------------



NUMBER
OF SHARES DESCRIPTION                           VALUE
----------------------------------------------------------
             UNITED STATES - 70.2%
    140,591  AirTran Holdings, Inc. (a)     $      677,649
     19,895  Alaska Air Group, Inc. (a)            696,325
     78,304  AMR Corp. (a)                         719,614
    146,349  Continental Airlines, Inc. -
              Class B (a)                        3,023,570
    230,405  Delta Air Lines, Inc. (a)           2,976,833
    131,787  JetBlue Airways Corp. (a)             695,835
     46,802  Skywest, Inc.                         690,798
    234,861  Southwest Airlines Co.              2,954,551
     44,580  UAL Corp. (a)                         764,547
     94,288  US Airways Group, Inc. (a)            691,131
----------------------------------------------------------
                                                13,890,853
----------------------------------------------------------
             TOTAL INVESTMENTS - 99.6%
             (Cost - $16,382,050)               19,712,074
             Other Assets in excess of
              Liabilities - 0.4%                    86,673
----------------------------------------------------------
             NET ASSETS - 100.0%            $   19,798,747
----------------------------------------------------------


AB - Stock Company
ADR - American Depositary Receipt
AG - Stock Corporation
PLC - Public Limited Company
SA - Corporation

(a) Non-income producing security.

See notes to financial statements.


                                      Semiannual Report | February 28, 2010 | 29

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued


CGW | Claymore S&P Global Water Index ETF

   NUMBER
  OF SHARES  DESCRIPTION                                                VALUE
--------------------------------------------------------------------------------
             COMMON STOCKS - 99.7%
             AUSTRALIA - 3.2%
    346,153  WorleyParsons Ltd.                                   $   7,619,306
--------------------------------------------------------------------------------
             AUSTRIA - 1.8%
     62,239  Andritz AG                                               3,541,895
     32,357  BWT AG                                                     829,721
--------------------------------------------------------------------------------
                                                                      4,371,616
--------------------------------------------------------------------------------
             BRAZIL - 2.4%
    165,928  Cia de Saneamento Basico do Estado de Sao Paulo, ADR     5,656,486
--------------------------------------------------------------------------------
             CHINA - 2.4%
  3,673,000  China Everbright International Ltd. (Hong Kong)          1,807,320
  7,468,000  Guangdong Investment Ltd. (Hong Kong)                    3,790,106
--------------------------------------------------------------------------------
                                                                      5,597,426
--------------------------------------------------------------------------------
             FINLAND - 1.7%
    139,599  Kemira OYJ                                               2,335,661
     98,527  Uponor OYJ                                               1,758,734
--------------------------------------------------------------------------------
                                                                      4,094,395
--------------------------------------------------------------------------------
             FRANCE - 11.3%
    369,103  Suez Environnement Co.                                   8,147,585
    577,490  Veolia Environnement                                    18,764,670
--------------------------------------------------------------------------------
                                                                     26,912,255
--------------------------------------------------------------------------------
             ITALY - 1.5%
    117,319  ACEA SpA                                                 1,195,185
    647,759  Hera SpA                                                 1,470,086
    179,860  Interpump Group SpA (a)                                    905,729
--------------------------------------------------------------------------------
                                                                      3,571,000
--------------------------------------------------------------------------------
             JAPAN - 6.1%
    584,000  Ebara Corp. (a)                                          2,786,429
    389,400  Kurita Water Industries Ltd.                            10,726,959
     88,000  Nihon Nohyaku Co. Ltd.                                     483,250
     85,000  Organo Corp.                                               525,122
--------------------------------------------------------------------------------
                                                                     14,521,760
--------------------------------------------------------------------------------
             NETHERLANDS - 1.3%
  1,524,988  Wavin NV                                                 2,955,234
--------------------------------------------------------------------------------
             SINGAPORE - 1.4%
  2,037,000  Epure International Ltd.                                 1,166,526
    840,000  Hyflux Ltd.                                              2,103,436
--------------------------------------------------------------------------------
                                                                      3,269,962
--------------------------------------------------------------------------------
             SPAIN - 1.3%
     54,968  Fomento de Construcciones y Contratas SA                 1,848,365
     43,239  Sociedad General de Aguas de Barcelona SA - Class A      1,174,264
--------------------------------------------------------------------------------
                                                                      3,022,629
--------------------------------------------------------------------------------
             SWITZERLAND - 10.3%
    143,317  Geberit AG                                              24,567,483
--------------------------------------------------------------------------------


NUMBER
OF SHARES    DESCRIPTION                                               VALUE
--------------------------------------------------------------------------------
             UNITED KINGDOM - 18.7%
    646,746  Halma PLC                                           $    2,453,637
  1,099,173  Northumbrian Water Group PLC                             4,613,508
  1,008,248  Pennon Group PLC                                         8,050,843
    707,062  Severn Trent PLC                                        12,540,416
  2,021,226  United Utilities Group PLC                              16,724,107
--------------------------------------------------------------------------------
                                                                     44,382,511
--------------------------------------------------------------------------------
             UNITED STATES - 36.3%
     51,396  American States Water Co.                                1,652,895
    209,674  American Water Works Co., Inc.                           4,667,343
    405,125  Aqua America, Inc.                                       6,935,740
     90,657  Arch Chemicals, Inc.                                     2,798,582
     25,299  Badger Meter, Inc.                                         908,993
     94,042  Calgon Carbon Corp. (a)                                  1,458,591
     60,345  California Water Service Group                           2,165,179
    165,308  Danaher Corp.                                           12,227,833
     42,298  Franklin Electric Co., Inc.                              1,206,339
    141,331  IDEX Corp.                                               4,381,261
    118,186  Insituform Technologies, Inc. - Class A (a)              2,902,648
     63,740  Itron, Inc. (a)                                          4,267,393
    214,789  ITT Corp.                                               11,003,640
     45,564  Layne Christensen Co. (a)                                1,256,655
    356,120  Mueller Water Products, Inc. - Class A                   1,648,836
    460,710  Nalco Holding Co.                                       10,716,115
    174,011  Pentair, Inc.                                            5,665,798
     38,496  SJW Corp.                                                  863,850
    201,658  Tetra Tech, Inc. (a)                                     4,218,685
     31,820  Valmont Industries, Inc.                                 2,265,584
    105,798  Watts Water Technologies, Inc. - Class A                 3,085,070
--------------------------------------------------------------------------------
                                                                     86,297,030
--------------------------------------------------------------------------------
             TOTAL INVESTMENTS - 99.7%
             (Cost $266,450,548)                                    236,839,093
             Other Assets in excess of Liabilities - 0.3%               725,104
--------------------------------------------------------------------------------
             NET ASSETS - 100.0%                                 $  237,564,197
===============================================================================

ADR - American Depositary Receipt
AG - Stock Corporation
NV - Publicly Traded Company
OYJ - Publicly Traded Company
PLC - Public Limited Company
SA - Corporation
SpA - Limited Share Company

(a) Non-income producing security.

See notes to financial statements.



30 | Semiannual Report | February 28, 2010

This Page Intentionally Left Blank.


Claymore Exchange-Traded Fund Trust 2 |

Statement of ASSETS AND LIABILITIES | FEBRUARY 28, 2010 (unaudited)
                                                                                         CLAYMORE/    CLAYMORE/BNY
                                                                                       ALPHASHARES       MELLON EW         CLAYMORE
                                                                                     CHINA ALL-CAP    EURO-PACIFIC CHINA TECHNOLOGY
                                                                                               ETF        LDRS ETF              ETF
                                                                                              (YAO)           (EEN)           (CQQQ)
====================================================================================================================================
ASSETS
   Investments in securities, at value                                               $  74,209,981     $ 4,364,348      $17,953,398
   Foreign currency, at value                                                                   --               2               --
   Cash                                                                                      9,742              --            6,468
   Receivables:
      Fund shares sold                                                                          --              --               --
      Investments sold                                                                   7,084,046              --               --
      Dividends                                                                                 --           7,213               --
      Tax reclaims                                                                              --              --               --
   Due from Adviser                                                                             --              --               --
   Other assets                                                                                 --          11,471               --
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                                         81,303,769       4,383,034       17,959,866
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Custodian bank                                                                               12           4,243               --
   Payables:
      Fund shares redeemed                                                               7,083,994              --               --
      Investments purchased                                                                     --              --               --
      Administration fee payable                                                                --              --               --
      Accrued advisory fees                                                                 42,896           1,173            8,754
   Accrued expenses                                                                             --              --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                     7,126,902           5,416            8,754
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                           $  74,176,867     $ 4,377,618      $17,951,112
====================================================================================================================================
COMPOSITION OF NET ASSETS
   Paid-in capital                                                                   $  78,909,846     $ 5,798,757      $17,931,962
   Accumulated undistributed net investment income (loss)                                 (188,253)         17,392          (20,019)
   Accumulated net realized gain (loss) on investments and currency transactions          (352,659)     (2,300,037)         (22,581)
   Net unrealized appreciation (depreciation) on investments and currency translation   (4,192,067)        861,506           61,750
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                           $  74,176,867     $ 4,377,618      $17,951,112
------------------------------------------------------------------------------------------------------------------------------------
   Shares outstanding ($0.01 par value with unlimited amount authorized)                 3,100,000         252,000          700,000
   Net Asset Value Per Share                                                         $       23.93     $     17.37      $     25.64
====================================================================================================================================
   Investments in securities, at cost                                                $  78,402,048     $ 3,502,794      $17,891,648
====================================================================================================================================
   Foreign currency, at cost                                                         $          --     $         1      $        --
====================================================================================================================================

See notes to financial statements.

32 | Semiannual Report | February 28, 2010

Claymore Exchange-Traded Fund Trust 2 | STATEMENT OF ASSETS AND LIABILITIES (unaudited) continued

                                                                         CLAYMORE/MAC GLOBAL     CLAYMORE/NYSE       CLAYMORE S&P
                                                                                SOLAR ENERGY      ARCA AIRLINE       GLOBAL WATER
                                                                                   INDEX ETF               ETF          INDEX ETF
                                                                                        (TAN)             (FAA)              (CGW)
=================================================================================================================================
ASSETS
   Investments in securities, at value                                         $ 159,043,771   $    19,712,074   $    236,839,093
   Foreign currency, at value                                                             --                --                 --
   Cash                                                                              169,251            31,368            108,193
   Receivables:
      Fund shares sold                                                             1,871,479         6,523,258          1,415,052
      Investments sold                                                                    --         3,434,982                 --
      Dividends                                                                           --                --            554,671
      Tax reclaims                                                                        --                --            316,574
   Due from Adviser                                                                       --            56,756                 --
   Other assets                                                                       29,031               776              2,935
---------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                                  161,113,532        29,759,214        239,236,518
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Custodian bank                                                                          2                --                 --
   Payables:
      Fund shares redeemed                                                                --         3,223,450                 --
      Investments purchased                                                        1,871,516         6,665,087          1,414,348
      Administration fee payable                                                       3,517                --              4,779
      Accrued advisory fees                                                           44,511                --             79,590
   Accrued expenses                                                                  136,371            71,930            173,604
---------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                               2,055,917         9,960,467          1,672,321
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                     $ 159,057,615   $    19,798,747   $    237,564,197
=================================================================================================================================
COMPOSITION OF NET ASSETS
   Paid-in capital                                                             $ 319,850,582   $    15,929,351   $    336,437,245
   Accumulated undistributed net investment income (loss)                           (886,804)          (55,230)           338,866
   Accumulated net realized gain (loss) on investments
    and currency transactions                                                   (112,868,719)          594,737        (69,583,597)
   Net unrealized appreciation (depreciation) on
    investments and currency translation                                         (47,037,444)        3,329,889        (29,628,317)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                     $ 159,057,615   $    19,798,747   $    237,564,197
=================================================================================================================================
   Shares outstanding ($0.01 par value with unlimited amount authorized)          20,400,000           600,000         13,480,000
   Net Asset Value Per Share                                                   $        7.80   $         33.00   $          17.62
=================================================================================================================================
   Investments in securities, at cost                                          $ 206,080,266   $    16,382,050   $    266,450,548
=================================================================================================================================
   Foreign currency, at cost                                                   $          --   $            --   $             --
=================================================================================================================================

See notes to financial statements.

                                      Semiannual Report | February 28, 2010 | 33

Claymore Exchange-Traded Fund Trust 2

Statement of OPERATIONS | FOR THE PERIOD ENDED FEBRUARY 28, 2010 (unaudited)


                                                                      CLAYMORE/  CLAYMORE/BNY MELLON          CLAYMORE
                                                                    ALPHASHARES      EW EURO-PACIFIC  CHINA TECHNOLOGY
                                                              CHINA ALL-CAP ETF*            LDRS ETF               ETF**
                                                                           (YAO)                (EEN)            (CQQQ)
============================================================================================================================
INVESTMENT INCOME
   Dividend income                                               $        7,057          $    43,008       $        --
   Return of capital distributions received                                  --               (3,698)               --
   Foreign taxes withheld                                                    --               (2,326)               --
----------------------------------------------------------------------------------------------------------------------------
   Net dividend income                                                    7,057               36,984                --
----------------------------------------------------------------------------------------------------------------------------
   Total investment income                                                7,057               36,984                --
----------------------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                         195,310                7,482            20,019
   Administration fee                                                        --                   --                --
   Custodian fee                                                             --                   --                --
   Licensing                                                                 --                   --                --
   Listing fee and expenses                                                  --                   --                --
   Miscellaneous                                                             --                   --                --
   Offering costs                                                            --                   --                --
   Printing expenses                                                         --                   --                --
   Professional fees                                                         --                   --                --
   Registration & filings                                                    --                   --                --
   Trustees'fees and expenses                                                --                   --                --
----------------------------------------------------------------------------------------------------------------------------
      Total expenses                                                    195,310                7,482            20,019
      Advisory fees waived                                                   --                   --                --
      Other expenses waived or reimbursed                                    --                   --                --
----------------------------------------------------------------------------------------------------------------------------
      Net Expenses                                                      195,310                7,482            20,019
----------------------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME (LOSS)                                     (188,253)              29,502           (20,019)
----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
   Investments                                                         (800,340)             136,005           (22,564)
   In-kind transactions                                                 447,930                   --                --
   Foreign currency transactions                                           (249)                 (10)              (17)
----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                               (352,659)             135,995           (22,581)
Net change in unrealized appreciation (depreciation) on
   Investments                                                       (4,192,067)             (94,144)           61,750
   Foreign currency translation                                              --                 (398)               --
----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                           (4,192,067)             (94,542)           61,750
----------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)                           (4,544,726)              41,453            39,169
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $   (4,732,979)         $    70,955       $    19,150
============================================================================================================================

* For the period October 19, 2009 (commencement of the Fund's operations) to February 28, 2010.

** For the period December 8, 2009 (commencement of the Fund's operations) to February 28, 2010.


See notes to financial statements.

34 | Semiannual Report | February 28, 2010

Claymore Exchange-Traded Fund Trust 2 | STATEMENT OF OPERATIONS (unaudited) continued

                                                               CLAYMORE/MAC GLOBAL     CLAYMORE/NYSE        CLAYMORE S&P
                                                                      SOLAR ENERGY      ARCA AIRLINE        GLOBAL WATER
                                                                         INDEX ETF               ETF           INDEX ETF
                                                                              (TAN)             (FAA)               (CGW)
========================================================================================================================
INVESTMENT INCOME
   Dividend income                                                  $      115,314    $        3,498      $    1,880,888
   Return of capital distributions received                                     --                --                  --
   Foreign taxes withheld                                                  (11,898)             (122)            (14,489)
------------------------------------------------------------------------------------------------------------------------
   Net dividend income                                                     103,416             3,376           1,866,399
------------------------------------------------------------------------------------------------------------------------
   Total investment income                                                 103,416             3,376           1,866,399
------------------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                            462,990            30,021             556,225
   Administration fee                                                       25,378             1,651              29,617
   Custodian fee                                                            69,750            26,573              65,947
   Licensing                                                               126,500             3,602             117,503
   Listing fee and expenses                                                  2,500             2,500               2,500
   Miscellaneous                                                             8,544             6,735              12,764
   Offering costs                                                               --            11,373                  --
   Printing expenses                                                        38,138             4,741              34,109
   Professional fees                                                        46,940            14,225              36,947
   Registration & filings                                                      427               181                 694
   Trustees'fees and expenses                                                2,120             1,784               2,233
------------------------------------------------------------------------------------------------------------------------
      Total expenses                                                       783,287           103,386             858,539
      Advisory fees waived                                                (135,101)          (30,021)            (79,824)
      Other expenses waived or reimbursed                                       --           (19,962)                 --
------------------------------------------------------------------------------------------------------------------------
      Net Expenses                                                         648,186            53,403             778,715
------------------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME (LOSS)                                        (544,770)          (50,027)          1,087,684
------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
   Investments                                                          (4,047,417)         (341,811)         (9,461,575)
   In-kind transactions                                                 14,029,369         1,236,106           4,881,601
   Foreign currency transactions                                           (14,838)           (4,167)           (121,592)
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                 9,967,114           890,128          (4,701,566)
Net change in unrealized appreciation (depreciation) on
   Investments                                                         (26,695,893)        2,750,443          12,855,561
   Foreign currency translation                                             (1,487)              116             (10,638)
------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                             (26,697,380)        2,750,559          12,844,923
------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)                             (16,730,266)        3,640,687           8,143,357
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $  (17,275,036)   $    3,590,660      $    9,231,041
========================================================================================================================

See notes to financial statements.

                                      Semiannual Report | February 28, 2010 | 35

Claymore Exchange-Traded Fund Trust 2

Statement of CHANGES IN NET ASSETS |

                                                                                                                CLAYMORE  CHINA
                                                CLAYMORE/ALPHASHARES          CLAYMORE/BNY MELLON EW             TECHNOLOGY ETF
                                                CHINA ALL-CAP ETF (YAO)       EURO-PACIFIC LDRS ETF (EEN)            (CQQQ)
                                              ---------------------------  -------------------------------  ----------------------
                                                                        FOR THE SIX MONTHS
                                                   FOR THE PERIOD             ENDED            FOR THE YEAR        FOR THE PERIOD
                                              ENDED FEBRUARY 28, 2010(1)  FEBRUARY 28, 2010       ENDED         ENDED  FEBRUARY 28,
                                                   (UNAUDITED)              (UNAUDITED)       AUGUST 31, 2009    2010(2)(UNAUDITED)
===================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS
   Net investment income (loss)                     $   (188,253)         $    29,502       $     78,152        $     (20,019)
   Net realized gain (loss)                             (352,659)             135,995         (1,946,080)             (22,581)
   Net unrealized appreciation (depreciation)         (4,192,067)             (94,542)         1,280,812               61,750
----------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations                     (4,732,979)              70,955           (587,116)              19,150
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS
   From and in excess of net investment income                --              (50,400)          (110,090)                  --
   Return of capital                                          --                   --                 --                   --
----------------------------------------------------------------------------------------------------------------------------------
      Total distributions                                     --              (50,400)          (110,090)                  --
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                       90,898,902              916,573                 --           17,931,962
   Cost of shares redeemed                           (11,989,056)                  --                 --                   --
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from capital
        share transactions                            78,909,846              916,573                 --           17,931,962
----------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets          74,176,867              937,128           (697,206)          17,951,112

NET ASSETS
   Beginning of period                                        --            3,440,490          4,137,696                   --
----------------------------------------------------------------------------------------------------------------------------------
   End of period                                    $ 74,176,867          $ 4,377,618       $  3,440,490        $  17,951,112
===================================================================================================================================
   Accumulated undistributed net investment
      income (loss) at end of period                $   (188,253)         $    17,392       $     38,290        $     (20,019)
===================================================================================================================================
CHANGES IN SHARES OUTSTANDING
   Shares sold                                         3,600,000               50,000                 --              700,000
   Shares redeemed                                      (500,000)                  --                 --                   --
   Shares outstanding, beginning of period                    --              202,000            202,000                   --
----------------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                   3,100,000              252,000            202,000              700,000
===================================================================================================================================

(1) Commencement of investment operations - October 19, 2009

(2) Commencement of investment operations - December 8, 2009

(3) Commencement of investment operations - January 26, 2009

See notes to financial statements.

36 | Semiannual Report | February 28, 2010

Claymore Exchange-Traded Fund Trust 2 | STATEMENT OF CHANGES IN NET ASSETS continued

                                                      CLAYMORE/MAC GLOBAL SOLAR              CLAYMORE/NYSE ARCA AIRLINE ETF
                                                        ENERGY INDEX ETF (TAN)                           (FAA)
                                                 ------------------------------------  ----------------------------------------
                                                  FOR THE SIX MONTHS                     FOR THE SIX MONTHS
                                                         ENDED          FOR THE YEAR            ENDED          FOR THE PERIOD
                                                    FEBRUARY 28, 2010        ENDED         FEBRUARY 28, 2010        ENDED
                                                       (UNAUDITED)     AUGUST 31, 2009        (UNAUDITED)      AUGUST 31, 2009(3)
=================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS
   Net investment income (loss)                         $   (544,770)       $   (682,049)      $    (50,027)      $     (6,926)
   Net realized gain (loss)                                9,967,114        (118,947,091)           890,128           (300,594)
   Net unrealized appreciation (depreciation)            (26,697,380)        (15,257,352)         2,750,559            579,330
---------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations                        (17,275,036)       (134,886,492)         3,590,660            271,810
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS
   From and in excess of net investment incom                     --            (135,916)                --                 --
   Return of capital                                              --              (1,364)                --                 --
---------------------------------------------------------------------------------------------------------------------------------
      Total distributions                                         --            (137,280)                --                 --
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                           40,269,244         152,297,436         14,693,078          4,466,649
   Cost of shares redeemed                               (30,501,382)        (37,291,856)        (3,223,450)                --
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from capital
        share transactions                                 9,767,862         115,005,580         11,469,628          4,466,649
---------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets              (7,507,174)        (20,018,192)        15,060,288          4,738,459

NET ASSETS
   Beginning of period                                   166,564,789         186,582,981          4,738,459                 --
---------------------------------------------------------------------------------------------------------------------------------
   End of period                                        $159,057,615       $ 166,564,789       $ 19,798,747       $  4,738,459
=================================================================================================================================
   Accumulated undistributed net investment
      income (loss) at end of period                    $   (886,804)      $    (342,034)      $    (55,230)      $     (5,203)
=================================================================================================================================
CHANGES IN SHARES OUTSTANDING
   Shares sold                                             4,160,000          15,280,000            500,000            200,000
   Shares redeemed                                        (3,120,000)         (3,040,000)          (100,000)                --
   Shares outstanding, beginning of period                19,360,000           7,120,000            200,000                 --
---------------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                      20,400,000          19,360,000            600,000            200,000
=================================================================================================================================


                                                            CLAYMORE S&P  GLOBAL
                                                            WATER INDEX  ETF (CGW)
                                                      --------------------------------
                                                     FOR THE SIX MONTHS
                                                            ENDED         FOR THE YEAR
                                                      FEBRUARY 28, 2010      ENDED
                                                         (UNAUDITED)     AUGUST 31, 2009
====================================================------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS
   Net investment income (loss)                         $    1,087,684     $  3,523,548
   Net realized gain (loss)                                 (4,701,566)     (80,556,660)
   Net unrealized appreciation (depreciation)               12,844,923        7,122,325
----------------------------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations                            9,231,041      (69,910,787)
----------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS
   From and in excess of net investment incom               (2,744,000)     (11,972,880)
   Return of capital                                                --               --
----------------------------------------------------------------------------------------
      Total distributions                                   (2,744,000)     (11,972,880)
----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                             69,537,691       23,626,129
   Cost of shares redeemed                                 (17,398,677)    (111,155,322)
----------------------------------------------------------------------------------------
     Net increase (decrease) from capital
        share transactions                                  52,139,014      (87,529,193)
----------------------------------------------------------------------------------------
     Total increase (decrease) in net assets                58,626,055     (169,412,860)

NET ASSETS
   Beginning of period                                     178,938,142      348,351,002
----------------------------------------------------------------------------------------
   End of period                                        $  237,564,197     $178,938,142
====================================================------------------------------------
   Accumulated undistributed net investment
      income (loss) at end of period                    $      338,866     $  1,995,182
====================================================------------------------------------
CHANGES IN SHARES OUTSTANDING
   Shares sold                                               3,840,000        1,520,000
   Shares redeemed                                            (960,000)      (5,920,000)
   Shares outstanding, beginning of period                  10,600,000       15,000,000
----------------------------------------------------------------------------------------
   Shares outstanding, end of period                        13,480,000       10,600,000
====================================================------------------------------------


See notes to financial statements.

                                      Semiannual Report | February 28, 2010 | 37

Claymore Exchange-Traded Fund Trust 2 |

Financial HIGHLIGHTS |


YAO | Claymore/AlphaShares China All-Cap ETF
                                                               FOR THE PERIOD
                                                             OCTOBER 19, 2009*
                                                                      THROUGH
PER SHARE OPERATING PERFORMANCE                             FEBRUARY 28, 2010
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      (UNAUDITED)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $         24.82
-----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                    (0.06)
   Net realized and unrealized loss on investments                     (0.83)
-----------------------------------------------------------------------------
      Total from investment operations                                 (0.89)
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $         23.93
-----------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                  $         23.91
-----------------------------------------------------------------------------
TOTAL RETURN (b)
   Net asset value                                                     -3.59%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                        $        74,177
Ratio of net expenses to average net assets                             0.70%(c)
Ratio of net investment income (loss) to average net assets            -0.68%(c)
Portfolio turnover rate (d)                                                9%


*    Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be rein- vested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.


See notes to financial statements.

38 | Semiannual Report | February 28, 2010


Claymore Exchange-Traded Fund Trust 2 | FINANCIAL HIGHLIGHTS (continued)

EEN | Claymore/BNY Mellon EW Euro-Pacific LDRs ETF

                                                              FOR THE SIX MONTHS   FOR THE YEAR   FOR THE YEAR       FOR THE PERIOD
                                                                           ENDED          ENDED        ENDED        MARCH 1, 2007**
PER SHARE OPERATING PERFORMANCE                                FEBRUARY 28, 2010     AUGUST 31,    AUGUST 31,              THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                        (UNAUDITED)           2009          2008      AUGUST 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $       17.03      $     20.48     $     25.29       $   24.15
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                     0.12             0.39            0.41            0.28
   Net realized and unrealized gain (loss)                              0.42            (3.29)          (4.30)           0.86
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                  0.54            (2.90)          (3.89)           1.14
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                         (0.20)           (0.55)          (0.92)             --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $       17.37      $     17.03     $     20.48       $   25.29
====================================================================================================================================
MARKET VALUE, END OF PERIOD                                    $       17.22      $     17.08     $     20.25       $   25.35
====================================================================================================================================
TOTAL RETURN* (b)
   Net asset value                                                     3.13%          -13.44%         -16.03%           4.72%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                          $       4,378      $     3,440     $     4,138       $   5,108
Ratio of net expenses to average net assets                            0.35%(c)(e)      0.55%(c)*       1.08%(d)*       1.32%(d)(e)*
Ratio of net investment income (loss) to average net assets            1.38%(c)(e)      2.75%(c)*       1.75%(d)*       2.21%(d)(e)*
Portfolio turnover rate (f)                                              18%             150%            105%             55%
* If certain expenses had not been waived or reimbursed by
     the Adviser, total return would have been lower and the
     ratios would have been as follows:
     Ratio of total expenses to average net assets                       N/A            3.83%(c)        4.86%           3.35%(e)
     Ratio of net investment income (loss) to average net assets         N/A           -0.53%(c)       -2.03%           0.18%(e)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c) The 0.65% expense cap ratio was replaced with a 0.35% unitary investment advisory fee on March 31, 2009.

(d)  Reflects an expense cap of 0.65%

(e)  Annualized.

(f) Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.


See notes to financial statements.

                                      Semiannual Report | February 28, 2010 | 39

CQQQ | Claymore China Technology ETF
                                                          FOR THE PERIOD
                                                      DECEMBER 8, 2009*
                                                                THROUGH
PER SHARE OPERATING PERFORMANCE                       FEBRUARY 28, 2010
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                (UNAUDITED)
=========================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                    $         25.06
-------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                               (0.04)
   Net realized and unrealized gain (loss)                         0.62
-------------------------------------------------------------------------
      Total from investment operations                             0.58
-------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $         25.64
=========================================================================
MARKET VALUE, END OF PERIOD                             $         25.83
=========================================================================
TOTAL RETURN (b)
   Net asset value                                                 2.31%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $        17,951
Ratio of net expenses to average net assets                        0.70%(c)
Ratio of net investment income to average net assets              -0.70%(c)
Portfolio turnover rate (d)                                           2%


*    Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be rein- vested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.


See notes to financial statements.

40 | Semiannual Report | February 28, 2010


TAN | Claymore/MAC Global Solar Energy Index ETF
                                                                 FOR THE SIX MONTHS      FOR THE YEAR        FOR THE PERIOD
                                                                              ENDED             ENDED      APRIL 15, 2008**
PER SHARE OPERATING PERFORMANCE                                   FEBRUARY 28, 2010        AUGUST 31,              THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                           (UNAUDITED)              2009       AUGUST 31, 2008
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $        8.60     $       26.21         $       25.13
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                           (0.03)            (0.05)                 0.02
   Net realized and unrealized gain (loss)                                    (0.77)           (17.55)                 1.06
------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                        (0.80)           (17.60)                 1.08
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                                   --             (0.01)                   --
   Return of capital                                                             --             (0.00)(e)                --
------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                           --             (0.01)                   --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $        7.80     $        8.60         $       26.21
==============================================================================================================================
MARKET VALUE, END OF PERIOD                                           $        7.76     $        8.52         $       26.28
==============================================================================================================================
TOTAL RETURN* (b)
   Net asset value                                                           -9.30%            -67.14%                 4.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                 $     159,058     $     166,565         $     186,583
Ratio of net expenses to average net assets*                                  0.70%(c)          0.70%                 0.79%(c)
Ratio of net investment income (loss) to average net assets*                 -0.59%(c)         -0.54%                 0.16%(c)
Portfolio turnover rate (d)                                                      5%               86%                    9%
* If certain expenses had not been waived or reimbursed
     by the Adviser, total return would have been lower and
     the ratios would have been as follows:
     Ratio of total expenses to average net assets                            0.85%(c)          0.95%                 0.93%(c)
     Ratio of net investment income (loss) to average net assets             -0.74%(c)         -0.79%                 0.02%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)  Less than $0.01.


See notes to financial statements.

                                      Semiannual Report | February 28, 2010 | 41

FAA | Claymore/NYSE Arca Airline ETF

                                                                                     FOR THE SIX       FOR THE PERIOD
                                                                                    MONTHS ENDED   JANUARY 26, 2009**
PER SHARE OPERATING PERFORMANCE                                                FEBRUARY 28, 2010              THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                         (UNAUDITED)     AUGUST 31, 2009
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $       23.69      $         24.04(e)
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                                        (0.12)               (0.05)
   Net realized and unrealized gain (loss)                                                  9.43                (0.30)(e)
-------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                      9.31                (0.35)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                     $       33.00      $         23.69
=========================================================================================================================
MARKET VALUE, END OF PERIOD                                                        $       33.15      $         24.10
=========================================================================================================================
TOTAL RETURN*(b)
   Net asset value                                                                        39.30%               -1.46%(e)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                              $      19,799      $         4,738
Ratio of net expenses to average net assets*                                               0.89%(c)             0.95%(c)
Ratio of net investment loss to average net assets*                                       -0.83%(c)            -0.40%(c)
Portfolio turnover rate (d)                                                                  33%                  58%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
     Ratio of total expenses to average net assets                                         1.72%(c)             5.67%(c)
     Ratio of net investment loss to average net assets                                   -1.66%(c)            -5.12%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

(e) Subsequent to August 31, 2009, it was identified that the net asset value, beginning of period was listed incorrectly as $23.82, causing the total return at net asset value and the net realized and unrealized loss to be listed incorrectly. The above figures represent the corrected presentation. This issue had no impact on the ending net asset value.


See notes to financial statements.

42 | Semiannual Report | February 28, 2010

CGW | Claymore S&P Global Water Index ETF

                                                                 FOR THE SIX MONTHS    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                                                              ENDED           ENDED          ENDED   MAY 14, 2007**
PER SHARE OPERATING PERFORMANCE                                   FEBRUARY 28, 2010      AUGUST 31,     AUGUST 31,          THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                            (UNAUDITED)           2009           2008   AUGUST 31, 2007
      -----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $      16.88     $     23.22    $     24.86     $       24.78
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                        0.09            0.35           0.90              0.10
   Net realized and unrealized gain (loss)                                 0.85           (5.45)         (2.43)            (0.02)
-----------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                     0.94           (5.10)         (1.53)             0.08
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                            (0.20)          (1.24)         (0.11)               --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $      17.62     $     16.88    $     23.22     $       24.86
===================================================================================================================================
MARKET VALUE, END OF PERIOD                                        $      17.55     $     16.93    $     23.43     $       25.13
===================================================================================================================================
TOTAL RETURN* (b)
   Net asset value                                                        5.52%         -20.93%         -6.20%             0.32%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                              $    237,564     $   178,938    $   348,351     $     253,545
Ratio of net expenses to average net assets*                              0.70%(c)        0.70%          0.70%             0.72%(c)
Ratio of net investment income (loss) to average net assets*              0.98%(c)        2.29%          3.73%             1.41%(c)
Portfolio turnover rate (d)                                                 10%             56%            38%                1%
* If certain expenses had not been waived or reimbursed
     by the Adviser, total return would have been lower
     and the ratios would have been as follows:
     Ratio of total expenses to average net assets                        0.77%(c)        0.88%          0.73%             0.83%(c)
     Ratio of net investment income (loss) to average net assets          0.91%(c)        2.11%          3.70%             1.30%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.


See notes to financial statements.

                                      Semiannual Report | February 28, 2010 | 43

Claymore Exchange-Traded Fund Trust 2 |

Notes to FINANCIAL STATEMENTS | FEBRUARY 28, 2010 (unaudited)

Note 1 -- ORGANIZATION:

Claymore Exchange-Traded Fund Trust 2 (the"Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is organized as an open-end management investment company that was organized as a Delaware business trust on June 8, 2006. At the end of the period, the Trust consisted of 16 portfolios. The following 6 portfolios have a semi-annual reporting period-end on February 28, 2010:

Claymore/AlphaShares China All-Cap ETF       "AlphaShares China All-Cap"
Claymore/BNY Mellon EW Euro-Pacific LDRs ETF "BNY Mellon EW Euro-Pacific LDRs"
Claymore China Technology ETF                "China Technology"
Claymore/MAC Global Solar Energy Index ETF   "MAC Global Solar Energy"
Claymore/NYSE Arca Airline ETF               "NYSE Arca Airline"
Claymore S&P Global Water Index ETF          "S&P Global Water"

Each portfolio represents a separate series of the Trust (each a"Fund" or collectively the"Funds"). Each Fund's shares are listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). The Funds' market prices may differ to some degree from the net asset value ("NAV") of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the performance of the following market indices:

FUND                                                                                  INDEX
-------------------------------------------------------------------------------------------------
AlphaShares China All-Cap                                         AlphaShares China All-Cap Index
BNY Mellon EW Euro-Pacific LDRs         The Bank of New York Mellon Euro-Pacific Select ADR Index
China Technology                                               AlphaShares China Technology Index
MAC Global Solar Energy                                             MAC Global Solar Energy Index
NYSE Arca Airline                                                  NYSE Arca Global Airline Index
S&P Global Water                                                           S&P Global Water Index


Note 2 -- ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards CodificationTM ("ASC") as the single source of authoritative accounting principles reorganized by the FASB in preparation of financial statements in conformity with GAAP. The ASC superseded existing non-grandfathered, non-U.S. Securities and Exchange Commission ("SEC") accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance with the ASC carried an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The implementation of ASC did not have a material effect of the Fund's financial statements.

The following is a summary of the significant accounting policies followed by the Funds.

(a) VALUATION OF INVESTMENTS

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Events occurring after the close of trading on non-United States exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the NYSE. Debt securities are valued at the mean between the last available bid and ask price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such "fair value" is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company's financial statements, and
(viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In accordance with ASC 820, Fair Value Measurements and Disclosures (formerly known as the Statement of Financial Accounting Standard ("FAS") No. 157), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). The following table represents the Funds' investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of February 28, 2010:

ALPHASHARES CHINA ALL-CAP
===========================================================
DESCRIPTION              LEVEL 1  LEVEL 2   LEVEL 3  TOTAL
===========================================================
(value in $000s)
Assets:
Common Stocks:
Financials                $23,379    $ --    $ -- $23,379
Energy                     13,004      --      --  13,004
Information Technology      8,727      --      --   8,727
Industrials                 7,505     418      --   7,923
Telecommunication Services  6,216      --      --   6,216
Consumer Discretionary      4,823      --      --   4,823
Materials                   4,659      --      --   4,659
Consumer Staples            3,535      --      --   3,535
Utilities                   1,144      --      --   1,144
Health Care                   800      --      --     800
===========================================================
Total                     $73,792    $418    $ -- $74,210
===========================================================

44 | Semiannual Report | February 28, 2010

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


BNY MELLON EW EURO-PACIFIC LDRS
=================================================================
DESCRIPTION                     LEVEL 1  LEVEL 2 LEVEL 3   TOTAL
=================================================================
(value in $000s)
Assets:
Common Stocks                    $4,364     $ --    $ --  $ 4,364
-----------------------------------------------------------------
Total                            $4,364     $ --    $ --  $ 4,364
=================================================================

CHINA TECHNOLOGY
=================================================================
DESCRIPTION                     LEVEL 1  LEVEL 2 LEVEL 3   TOTAL
=================================================================
(value in $000s)
Assets:
Common Stocks                   $17,953     $ --    $ -- $ 17,953
-----------------------------------------------------------------
Total                           $17,953     $ --    $ -- $ 17,953
=================================================================

MAC GLOBAL SOLAR ENERGY
=================================================================
DESCRIPTION                     LEVEL 1  LEVEL 2 LEVEL 3   TOTAL
=================================================================
(value in $000s)
Assets:
Common Stocks                  $159,044     $ --    $ -- $159,044
-----------------------------------------------------------------
Total                          $159,044     $ --    $ -- $159,044
=================================================================

NYSE ARCA AIRLINE
=================================================================
DESCRIPTION                     LEVEL 1  LEVEL 2 LEVEL 3   TOTAL
=================================================================
(value in $000s)
Assets:
Common Stocks                   $19,712     $ --    $ -- $ 19,712
-----------------------------------------------------------------
Total                           $19,712     $ --    $ -- $ 19,712
=================================================================

S&P GLOBAL WATER
=================================================================
DESCRIPTION                     LEVEL 1  LEVEL 2 LEVEL 3   TOTAL
=================================================================
(value in $000s)
Assets:
Common Stocks                  $236,839     $ --    $ -- $236,839
-----------------------------------------------------------------
Total                          $236,839     $ --    $ -- $236,839
=================================================================

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships ("MLPs") based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimate may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

REIT distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year, are not known until after the fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund's characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund's Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation/(depreciation) on foreign currency translations.

(d) DISTRIBUTIONS
The Funds intend to pay substantially all of their net investment income to shareholders through annual distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) OFFERING COSTS
For NYSE Arca Airline, offering costs were accrued at an annual rate of the lesser of actual costs incurred or 0.25% of average daily net assets over the first year of operations. Claymore Advisors, LLC agreed to pay all offering costs in excess of 0.25% and all organizational expenses of the Fund incurred prior to the commencement of investment operations.

(f) SECURITY LENDING
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds' securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund's securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations. None of the Funds had securities on loan as of February 28, 2010.

(g) SUBSEQUENT EVENTS
Effective August 31, 2009, the Funds adopted ASC 855, Subsequent Events ("ASC 855") (formerly known as FAS No. 165). ASC 855 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities. ASC 855 is intended to establish general standards of accounting and for disclosure of events that occur after the statement of assets and liabilities date but before the financial statements are issued or are available to be

                                      Semiannual Report | February 28, 2010 | 45

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

issued. The Funds have performed an evaluation of subsequent events through April 26, 2010, which is the date the financial statements were issued.

Note 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER AGREEMENTS:
Pursuant to an Investment Advisory Agreement (the"Agreement") between the Trust, on behalf of each Fund, and Claymore Advisors, LLC (the "Adviser"), the Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund pays the Adviser an advisory fee payable on a monthly basis at the annual rate set forth below based on each Fund's average daily net assets:


FUND                    RATE
-----------------------------
MAC Global Solar Energy 0.50%
NYSE Arca Airline       0.50%
S&P Global Water        0.50%

Pursuant to the Agreement, each Fund pays the Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate set forth below based on each Fund's average daily net assets:

FUND                             RATE
--------------------------------------
AlphaShares China All-Cap        0.70%
BNY Mellon EW Euro-Pacific LDRSs 0.35%
China Technology                 0.70%

Out of the unitary management fee, the Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (such as expenses relating to a meeting of the Fund's shareholders).

On October 15, 2009, Guggenheim Partners LLC, ("Guggenheim"), a global diversified financial services firm, and Claymore Group Inc., parent of each Fund's Adviser, announced the completion of a previously announced merger. The transaction closed on October 14, 2009 ("The Effective Date"), whereby GuggClay Acquisition, Inc. merged into Claymore Group Inc. the surviving entity. This transaction resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction has not affected the daily operations of the Funds or the investment management activities of the Adviser.

Under the 1940 Act, the consummation of this transaction resulted in the automatic termination of the Advisory Agreement. The Claymore/AlphaShares China All-Cap ETF and Claymore China Technology ETF were incepted after closing of this transaction and therefore their advisory agreement was not affected. Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Trust and the Adviser (the "Interim Advisory Agreement") with an initial expiration date of March 12, 2010.

With respect to Claymore/MAC Global Solar Energy Index ETF, the term of the Interim Advisory Agreement was extended until the earlier of (a) April 27, 2010 or (b) the approval of a new investment advisory agreement by the shareholders of the Fund. The terms and conditions of the Interim Advisory Agreement continued in effect through April 27, 2010 without change, except that the Adviser did not receive any compensation or reimbursement of its costs for services provided to the Fund under the Interim Advisory Agreement during this extension period.

On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between each Fund and the Adviser (the "New Advisory Agreement") and recommended that each New Advisory Agreement be submitted to the shareholders of each Fund for their approval. Each New Advisory Agreement will have an initial term of one year. On February 18, 2010, shareholders of S&P Global Water approved the New Advisory Agreement on behalf of the Fund. On March 2, 2010, shareholders of BNY Mellon EW Euro-Pacific LDRs approved the New Advisory Agreement on behalf of the Fund. On March 12, 2010, shareholders of NYSE Arca Airline approved the New Advisory Agreement on behalf of the Fund. On April 27, 2010, shareholders of MAC Global Solar Energy approved the New Advisory Agreement on behalf of the Fund. Thereafter, each New Advisory Agreement will continue in effect only if its continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of each New Advisory Agreement and those of each Advisory Agreement.

Under a separate Fund Administration agreement, Claymore Advisors, LLC provides Fund Administration services to the Funds. Claymore Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund, except for AlphaShares China All-Cap, BNY Mellon EW Euro-Pacific LDRs and China Technology whose Fund Administration fees are included under the unitary fee:


NET ASSETS                  RATE
---------------------------------
First $200,000,000        0.0275%
Next $300,000,000         0.0200%
Next $500,000,000         0.0150%
Over $1,000,000,000       0.0100%


For the period ended February 28, 2010, each Fund recognized Fund
Administration expenses and the Adviser waived Fund Administration expenses as follows:


                        FUND ADMINISTRATION     FUND ADMINISTRATION
                                    EXPENSE          EXPENSE WAIVED
-------------------------------------------------------------------
MAC Global Solar Energy       $      25,378            $         --
NYSE Arca Airline                     1,651                   1,651
S&P Global Water                     29,617                      --


The Bank of New York Mellon ("BNY") acts as the Funds' custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Funds' assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds.

The Funds' Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund, not including AlphaShares China All-Cap, BNY Mellon EW Euro-Pacific LDRs and China Technology, (excluding interest expense, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding the following percentages of average net assets per year, at least until December 31, 2012:


FUND                        RATE
---------------------------------
MAC Global Solar Energy     0.65%
NYSE Arca Airline           0.65%
S&P Global Water            0.65%


Amounts owed to each Fund from the Adviser are shown in the Statement of Assets and Liabilities.

The Trust and the Adviser have entered into an Expense Reimbursement Agreement in which for a period of five years subsequent to each Fund's commencement of operations, the Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense cap.

46 | Semiannual Report | February 28, 2010

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

For the period ended February 28, 2010, the Adviser waived fees and assumed the following fees and expenses:


                                               ADVISORY
                                                   FEES          EXPENSES
                                                 WAIVED           ASSUMED
--------------------------------------------------------------------------------
MAC Global Solar Energy                   $     135,101    $          --
NYSE Arca Airline                                30,021           19,962
S&P Global Water                                 79,824               --

                            POTENTIALLY RECOVERABLE EXPENSES EXPIRING AUGUST 31,
--------------------------------------------------------------------------------
                              2010       2011         2012           2013
--------------------------------------------------------------------------------
MAC Global Solar Energy $        --  $   75,490   $  314,651      $ 135,101
NYSE Arca Airline                --          --       81,982         49,983
S&P Global Water             53,977      87,744      286,237         79,824

Certain officers of the Trust are officers and/or directors of the Adviser. The Trust does not compensate its officers and/or trustees who are officers or directors of the Adviser.

LICENSING FEE AGREEMENTS:
The Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

FUND                                                                                   LICENSOR
------------------------------------------------------------------------------------------------
AlphaShares China All-Cap                                                      AlphaShares, LLC
BNY Mellon EW Euro-Pacific LDRs                                     The Bank of New York Mellon
China Technology                                                               AlphaShares, LLC
MAC Global Solar Energy                                                        MAC Indexing LLC
NYSE Arca Airline                                                     Archipelago Holdings, Inc.
S&P Global Water                Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

The above trademarks are trademarks owned by the respective Licensors. These trademarks have been licensed to the Adviser for use for certain purposes with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary fee.

Note 4 -- FEDERAL INCOME TAXES:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

At February 28, 2010, the cost of investments, accumulated unrealized appreciation/depreciation on investments were as follows:


                                        COST OF       GROSS TAX       GROSS TAX
                                INVESTMENTS FOR      UNREALIZED      UNREALIZED
                                   TAX PURPOSES    APPRECIATION    DEPRECIATION
------------------------------------------------------------------------------
AlphaShares China All-Cap         $  78,402,048  $    2,255,673  $ (6,447,740)
BNY Mellon EW Euro-Pacific LDRs       3,503,753         969,677      (109,082)
China Technology                     17,891,648         979,216      (917,466)
MAC Global Solar Energy             206,216,502      22,802,084   (69,974,815)
NYSE Arca Airline                    16,546,390       3,503,477      (337,793)
S&P Global Water                    268,254,032      12,273,044   (43,687,983)

                                                       NET TAX
                                                    UNREALIZED
                                      NET TAX     APPRECIATION
                                   UNREALIZED    (DEPRECIATION)
                                 APPRECIATION       ON FOREIGN
                                (DEPRECIATION)        CURRENCY
---------------------------------------------------------------
AlphaShares China All-Cap        $ (4,192,067)      $      --
BNY Mellon EW Euro-Pacific LDRs       860,595             (48)
China Technology                       61,750              --
MAC Global Solar Energy           (47,172,731)           (949)
NYSE Arca Airline                   3,165,684            (135)
S&P Global Water                  (31,414,939)        (16,862)

Tax components of the following balances as of August 31, 2009, (the most recent fiscal year end for federal income tax purposes) were as follows:


                                                UNDISTRIBUTED
                                UNDISTRIBUTED       LONG-TERM
                                     ORDINARY          GAINS/
                                      INCOME/    (ACCUMULATED
                                 (ACCUMULATED       CAPITAL &
                                ORDINARY LOSS)    OTHER LOSS)
--------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs $      39,250   $  (2,436,032)
MAC Global Solar Energy              (342,034)   (122,699,597)
NYSE Arca Airline                      (5,203)       (131,051)
S&P Global Water                    1,995,182     (63,078,547)


DISTRIBUTIONS TO SHAREHOLDERS:
The tax character of distributions paid during the period ended August 31, 2009 (the most recent fiscal year end for federal income tax purposes) was as follows:


                                   DISTRIBUTIONS PAID
                                 FROM ORDINARY INCOME
------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs        $     110,090
MAC Global Solar Energy                      135,916
S&P Global Water                          11,972,880

                                    DISTRIBUTIONS PAID
                                FROM RETURN OF CAPITAL
------------------------------------------------------
MAC Global Solar Energy                $       1,364


At August 31, 2009, (the most recent fiscal year end for federal income tax purposes), the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.


                                    CAPITAL LOSS      CAPITAL LOSS
                                EXPIRING IN 2016  EXPIRING IN 2017
------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs   $       22,310     $     605,146
MAC Global Solar Energy                       --         6,030,482
S&P Global Water                              --        32,128,972


                                      Semiannual Report | February 28, 2010 | 47

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. During the period ended August 31, 2009, the following Funds incurred and will elect to defer net capital losses, currency losses and passive foreign investment company (PFIC) losses as follows:


                                                 POST-OCTOBER
                                 POST-OCTOBER         FOREIGN
                                      CAPITAL    CURRENCY AND
                                       LOSSES     PFIC LOSSES
-------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs  $  1,808,576     $    10,836
MAC Global Solar Energy           116,669,115         342,034
NYSE Arca Airline                     131,051           5,203
S&P Global Water                   30,949,575         136,924

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 - INVESTMENT TRANSACTIONS:
For the period ended February 28, 2010, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

                                        PURCHASES                       SALES
-------------------------------------------------------------------------------
AlphaShares China All-Cap             $  8,643,265                $   7,045,074
BNY Mellon EW Euro-Pacific LDRs            768,911                      759,094
China Technology                           479,863                      323,602
MAC Global Solar Energy                  9,229,446                   10,316,740
NYSE Arca Airline                        4,031,098                    3,962,196
S&P Global Water                        21,980,182                   23,954,775

For the period ended February 28, 2010, in-kind transactions were as follows:

                                        PURCHASES                       SALES
-------------------------------------------------------------------------------
AlphaShares China All-Cap             $ 89,122,190                $  11,965,923
BNY Mellon EW Euro-Pacific LDRs            916,505                           --
China Technology                        17,757,951                           --
MAC Global Solar Energy                 40,613,683                   30,500,029
NYSE Arca Airline                       14,509,934                    3,246,847
S&P Global Water                        69,580,112                   17,344,016


Note 6 -- CAPITAL:
Shares are issued and redeemed by the Funds only in Creation Unit size aggregations of 50,000 to 100,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Creation or Redemption transaction fees ranging from $500 to $6,000 are charged to those persons creating or redeeming Creation Units. An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

Note 7 - DISTRIBUTION AGREEMENT:
The Board of Trustees of the Trust has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

Note 8 -- INDEMNIFICATIONS:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 -- RECENT ACCOUNTING PRONOUNCEMENTS:
On January 21, 2010, the FASB issued an Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the amendment to ASC 820 and the impact to the financial statements.

48 | Semiannual Report | February 28, 2010

Claymore Exchange-Traded Fund Trust 2

Supplemental INFORMATION |(unaudited)


TRUSTEES
The Trustees of the Claymore Exchange-Traded Fund Trust 2 and their principal business occupations during the past five years:

NAME, ADDRESS*, YEAR     TERM OF OFFICE** PRINCIPAL OCCUPATIONS DURING                    NUMBER OF FUNDS
OF BIRTH AND POSITION(S) AND LENGTH OF    THE PAST FIVE YEARS AND                         IN THE FUND COMPLEX*** OTHER DIRECTORSHIPS
HELD WITH REGISTRANT     TIME SERVED      OTHER AFFILIATIONS                              OVERSEEN BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes        Since 2006       Private Investor (2001-present).                         41                  None
Year of Birth: 1951                       Formerly, Senior Vice President &
Trustee                                   Treasurer, PepsiCo, Inc. (1993-1997),
                                          President, Pizza Hut International
                                          (1991-1993) and Senior Vice President,
                                          Strategic Planning and New Business
                                          Development (1987-1990) of
                                          PepsiCo, Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg         Since 2006       Partner of Nyberg & Cassioppi, LLC, a                    44                  None
Year of Birth: 1953                       law firm specializing in corporate law,
Trustee                                   estate planning and business transactions
                                          (2000-present). Formerly, Executive Vice
                                          President, General Counsel and Corporate
                                          Secretary of Van Kampen Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.    Since 2006       Retired. Formerly, Vice President, Manager and           41                  None
Year of Birth: 1958                       Portfolio Manager of Nuveen Asset Management
Trustee                                   (1998-1999), Vice President of Nuveen Investment
                                          Advisory Corp. (1992-1999), Vice President and
                                          Manager of Nuveen Unit Investment Trusts (1991-1999),
                                          and Assistant Vice President and Portfolio Manager of
                                          Nuveen Unit Investment Trusts (1988-1999),
                                          each of John Nuveen & Co., Inc. (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

** This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.


PRINCIPAL EXECUTIVE OFFICERS
The Principal Executive Officers of the Trust and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF            TERM OF OFFICE**
BIRTH AND POSITION(S) HELD         AND LENGTH OF        PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS AND
WITH REGISTRANT                    TIME SERVED          OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                 Since 2008            Senior Managing Director and Chief Investment Officer
Year of Birth: 1955                                     of Claymore Advisors, LLC and Claymore Securities, Inc. Chief
Chief Executive Officer                                 Executive Officer of certain other funds in the Fund Complex
                                                        (2008-present). Formerly, Managing Director of Research,
                                                        Nuveen Asset Management (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                    Since 2006            Senior Managing Director of Claymore Advisors, LLC and
Year of Birth: 1964                                     Claymore Securities, Inc. (2005-present); Formerly, Chief
Chief Accounting Officer, Chief                         Financial Officer of Claymore Group, Inc. (2005-2006); Managing
Financial Officer and Treasurer                         Director of Claymore Advisors, LLC and Claymore Securities, Inc.
                                                        (2003-2005); Formerly, Treasurer of Henderson GlobalFunds and
                                                        Operations Manager for Henderson Global Investors (NA) Inc.,
                                                        (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002).
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                 Since 2008            Senior Managing Director and General Counsel of Claymore Advisors,
Year of Birth: 1959                                     LLC, Claymore Securities, Inc., and Claymore Group, Inc. (2007-present).
Chief Legal Officer                                     Chief Legal Officer of certain other funds in the Fund Complex. Formerly,
                                                        Associate General Counsel and Assistant Corporate Secretary of NYSE
                                                        Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                       Since 2006            Vice President, Fund Compliance Officer of Claymore Group Inc.
Year of Birth: 1957                                     (2006-present). Formerly, Chief Compliance Officer/Assistant
Chief Compliance Officer                                Secretary of Harris Investment Management, Inc. (2003-2006).
                                                        Director-Compliance of  Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
Melissa J. Nguyen                 Since 2006            Vice President, Assistant General Counsel of Claymore Group Inc.
Year of Birth: 1978                                     (2005-present). Secretary of certain funds in the Fund Complex;
Secretary                                               Formerly, Associate, Vedder Price P.C. (2003-2005).
------------------------------------------------------------------------------------------------------------------------------------
William H. Belden, III            Since 2006            Managing Director of Claymore Advisors, LLC (2005-present).
Year of Birth: 1965                                     Formerly, Vice President of Product Management at Northern
Vice President                                          Trust Global Investments (1999-2005).
------------------------------------------------------------------------------------------------------------------------------------
Chuck Craig                       Since 2006            Managing Director (2006-present), Vice President (2003-2006)
Year of Birth: 1967                                     of Claymore Advisors, LLC. Formerly, Assistant Vice President,
Vice President                                          First Trust Portfolios, L.P. (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


                                      Semiannual Report | February 28, 2010 | 49

Claymore Exchange-Traded Fund Trust 2 |

Board Considerations Regarding Approval of
INVESTMENT ADVISORY AGREEMENT |

The Advisory Agreement between Claymore Advisors, LLC (the "Investment Adviser") and the Trust on behalf of the Claymore/AlphaShares China All-Cap ETF (the "Fund") was approved by the Board of Trustees, including all of the trustees who are not parties to such agreement or interested persons of any such party, on August 3, 2009. The Board of Trustees, including a majority of the independent trustees, determined that approval of the Advisory Agreement was in the best interests of the Fund. The independent trustees, with the assistance of independent legal counsel, met separately from the "interested" trustee of the Trust and officers and employees of the Investment Adviser to consider approval of the Advisory Agreement. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together. In evaluating whether to approve the Advisory Agreement for the Fund, the Board considered numerous factors, as described below.

With respect to the nature, extent and quality of the services to be provided by the Investment Adviser under the Advisory Agreement, the Board considered and reviewed information concerning the services proposed to be provided under the Advisory Agreement, the proposed investment parameters of the index for the Fund, the Investment Adviser's Form ADV, financial information regarding the Investment Adviser and its parent company, information describing the Investment Adviser's current organization and the background and experience of the portfolio manager who would be responsible for the management of the Fund, the anticipated financial support of the Fund and the nature and quality of services provided to other exchange-traded ("ETFs") and closed-end funds by the Investment Adviser. The Board also considered the services to be provided by the Investment Adviser in its oversight of the Fund's custodian, transfer agent, and accounting agent, as well as the index licensor for the Fund, and noted the significant time and effort that would be devoted to this oversight function. Since the Fund is newly organized and has no investment performance, the Board did not consider investment performance of the Fund. Based upon its review, the Board concluded that the Investment Adviser was qualified to manage the Fund and to oversee the services to be provided by other service providers and that the services to be provided by the Investment Adviser to the Fund were expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Investment Adviser, the Board considered the resources involved in managing the Fund as well as the proposed unitary fee structure for the Fund. The Board noted that because the Fund was newly organized and had no assets, the Investment Adviser did not provide profitability information. However, based upon the proposed unitary fee structure for the Fund, the Board concluded that profitability was not expected to be unreasonable.

The Board also reviewed information provided by the Investment Adviser showing the proposed advisory fee for the Fund as compared to those of a peer group of ETFs provided by the Investment Adviser. The Board noted the services to be provided by the Investment Adviser for the annual advisory fee of 0.70% of the Fund's average daily net assets. The Board considered that the advisory fee was proposed to be a unitary fee, pursuant to which the Investment Adviser would assume all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Board considered that the Fund's proposed advisory fee was within range of those in the peer group of ETFs provided by the Investment Adviser. The Board concluded that the Fund's advisory fee was reasonable given the nature, extent and anticipated quality of the services to be provided under the Advisory Agreement.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund's investors. Because the Fund was newly organized, the Board noted the Fund's proposed unitary fee and determined to review economies of scale in the future when the Fund had attracted assets.

The Board considered benefits to be derived by the Investment Adviser from its relationship with the Fund, including the benefits to the Investment Adviser from its separate Administration Agreement with the Trust. The Board concluded that the advisory fee was reasonable, taking into account these benefits.

50 | Semiannual Report | February 28, 2010

Claymore Exchange-Traded Fund Trust 2

Board Considerations Regarding Approval of
INVESTMENT ADVISORY AGREEMENT |

The Advisory Agreement between Claymore Advisors, LLC (the "Investment Adviser") and the Trust on behalf of the Claymore China Technology ETF (the "Fund") was approved by the Board of Trustees, including all of the trustees who are not parties to such agreement or interested persons of any such party, on November 16, 2009. The Board of Trustees, including a majority of the independent trustees, determined that approval of the Advisory Agreement was in the best interests of the Fund. The independent trustees, with the assistance of independent legal counsel, met separately from the officers and employees of the Investment Adviser to consider approval of the Advisory Agreement. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together. In evaluating whether to approve the Advisory Agreement for the Fund, the Board considered numerous factors, as described below.

With respect to the nature, extent and quality of the services to be provided by the Investment Adviser under the Advisory Agreement, the Board considered and reviewed information concerning the services proposed to be provided under the Advisory Agreement, the proposed investment parameters of the index for the Fund, the Investment Adviser's Form ADV, financial information regarding the Investment Adviser, information describing the Investment Adviser's organization, the Investment Adviser's recent acquisition by subsidiaries of Guggenheim Partners, LLC and the background and experience of the portfolio manager who would be responsible for the management of the Fund, the anticipated financial support of the Fund and the nature and quality of services provided to other exchange-traded ("ETFs") and closed-end funds by the Investment Adviser. The Board also considered the services to be provided by the Investment Adviser in its oversight of the Fund's custodian, transfer agent, and accounting agent, as well as the index licensor for the Fund, and noted the significant time and effort that would be devoted to this oversight function. Since the Fund is newly organized and has no investment performance, the Board did not consider investment performance of the Fund. Based upon its review, the Board concluded that the Investment Adviser was qualified to manage the Fund and to oversee the services to be provided by other service providers and that the services to be provided by the Investment Adviser to the Fund were expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Investment Adviser, the Board considered the resources involved in managing the Fund as well as the proposed unitary fee structure for the Fund. The Board noted that because the Fund was newly organized and had no assets, the Investment Adviser did not provide profitability information. However, based upon the proposed unitary fee structure for the Fund, the Board concluded that profitability was not expected to be unreasonable.

The Board also reviewed information provided by the Investment Adviser showing the proposed advisory fee for the Fund as compared to those of a peer group of ETFs provided by the Investment Adviser and management fees and expense ratios of certain comparable ETFs managed by the Investment Adviser. The Board noted the services to be provided by the Investment Adviser for the annual advisory fee of 0.70% of the Fund's average daily net assets. The Board considered that the advisory fee was proposed to be a unitary fee, pursuant to which the Investment Adviser would assume all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Board considered that the Fund's proposed advisory fee was within range of those in its respective peer group of ETFs provided by the Investment Adviser. The Board concluded that the Fund's advisory fee was reasonable given the nature, extent and anticipated quality of the services to be provided under the Advisory Agreement.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund's investors. Because the Fund was newly organized, the Board noted the Fund's proposed unitary fee and determined to review economies of scale in the future when the Fund had attracted assets.

The Board considered benefits to be derived by the Investment Adviser from its relationships with the Fund, including the benefits to the Investment Adviser from its separate Administration Agreement with the Trust. The Board concluded that the advisory fees were reasonable, taking into account these benefits.

                                      Semiannual Report | February 28, 2010 | 51

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
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
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
Claymore Exchange-Traded Fund Trust 2

Trust INFORMATION |

BOARD OF TRUSTEES    OFFICERS                              INVESTMENT ADVISER
                     J. Thomas Futrell                     Claymore Advisors, LLC
Randall C. Barnes    Chief Executive Officer               Lisle, IL

Ronald A. Nyberg
                     Steven M. Hill                        DISTRIBUTOR
Ronald E.Toupin, Jr. Chief Accounting Officer,             Claymore Securities, Inc.
                     Chief Financial Officer and Treasurer Lisle, IL

                     Kevin M. Robinson
                     Chief Legal Officer                   ADMINISTRATOR
                                                           Claymore Advisors, LLC
                                                           Lisle, IL
                     Bruce Saxon
                     Chief Compliance Officer
                                                           ACCOUNTING AGENT, CUSTODIAN
                     Melissa J. Nguyen                     AND TRANSFER AGENT
                     Secretary                             The Bank of NewYork Mellon
                                                           NewYork, NY


                     William H. Belden III                 LEGAL COUNSEL
                     Vice President                        Dechert LLP
                                                           NewYork, NY
                     Chuck Craig
                     Vice President
                                                           INDEPENDENT REGISTERED PUBLIC
                                                           ACCOUNTING FIRM
                                                           Ernst &Young LLP
                                                           Chicago, IL



PRIVACY PRINCIPLES OF THE TRUST FOR SHAREHOLDERS
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

QUESTIONS CONCERNING YOUR SHARES OF THE TRUST?

o    If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 949-3837.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 949-3837, by visiting Claymore's website at www.claymore.com or by accessing the Funds' Form N-PX on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC website at www.sec.gov or by visiting Claymore's website at www.claymore.com. The Funds' Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

                                      Semiannual Report | February 28, 2010 | 55

Claymore Exchange-Traded Fund Trust 2 |

About the TRUST ADVISER |

CLAYMORE ADVISORS, LLC
Claymore Advisors, LLC manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. Claymore Advisors, LLC also acts as investment adviser to closed-end and open-end management investment companies. Claymore entities have provided supervision, management and/or servicing on approximately $15.2 billion in assets as of February 28, 2010. Claymore currently offers exchange-traded funds, closed-end funds, and unit investment trusts.

PORTFOLIO MANAGEMENT
The portfolio manager who is currently responsible for the day-to-day management of the Funds' portfolio is Chuck Craig, CFA. Mr. Craig has managed each Fund's portfolio since its inception. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Claymore Securities, Inc. and joined Claymore Securities, Inc. in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 OVERVIEW
The Claymore Exchange-Traded Fund Trust 2 (the "Trust") is an investment company consisting of 16 separate exchange-traded "index funds" as of February 28, 2010. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND INCLUDING A DISCUSSION OF INVESTMENT OBJECTIVES, RISKS, ONGOING EXPENSES AND SALES CHARGES. IF A PROSPECTUS DID NOT ACCOMPANY THIS REPORT, YOU CAN OBTAIN ONE FROM YOUR FINANCIAL ADVISER, FROM OUR WEBSITE AT HTTP://WWW.CLAYMORE.COM OR BY CALLING
(888) 949-3837. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. THE STATEMENT OF ADDITIONAL INFORMATION THAT INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES IS ALSO AVAILABLE, WITHOUT CHARGE, UPON REQUEST VIA OUR WEBSITE AT HTTP://WWW.CLAY-MORE.COM OR BY CALLING (888) 949-3837. ALL FUNDS ARE SUBJECT TO MARKET RISK AND SHARES WHEN SOLD MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN LOSE MONEY INVESTING IN THE FUNDS.

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC


            NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

                                                              CETFT-002-SAR-0210

ITEM 2. CODE OF ETHICS.

Not applicable for a semi-annual reporting period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual reporting period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for a semi-annual reporting period.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act of 1940, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940 and
Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust 2

By:    /s/ J. Thomas Futrell
       -------------------------------------------------------------------------

Name:      J. Thomas Futrell

Title:     Chief Executive Officer

Date:      May 6, 2010

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ J. Thomas Futrell
       -------------------------------------------------------------------------

Name:      J. Thomas Futrell

Title:     Chief Executive Officer

Date:      May 6, 2010

By:    /s/ Steven M. Hill
       -------------------------------------------------------------------------

Name:      Steven M. Hill

Title:     Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:      May 6, 2010